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                                                                   EXHIBIT 10.40

                             TRIPLE NET SPACE LEASE


                                     between

                         PACIFIC SHORES DEVELOPMENT LLC,

                                       as
                                     LESSOR


                                       and


                                  ARQULE, INC.,
                             A DELAWARE CORPORATION
                                       as
                                     LESSEE


                                       for


                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                             1300 SEAPORT BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

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                                    ARTICLE I
                                     PARTIES

     SECTION 1.01. PARTIES. This Lease, dated for reference purposes, and effective as of March 26, 2002, is made by and between PACIFIC SHORES CENTER LLC, or assignee, ("LESSOR") and ARQULE, Inc., a Delaware corporation ("LESSEE").

                                   ARTICLE II
                                    PREMISES

     SECTION 2.01. DEMISE OF PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the terms and conditions set forth herein, certain space consisting of an agreed thirty-three thousand, six hundred ninety nine rentable square feet (33,699) ("PREMISES") which Premises comprise the entire fifth floor of that certain Building, sometimes known as "Building 8" and commonly known as 1300 Seaport Boulevard, Redwood City, California 94063 ("BUILDING 8") which is one of ten free standing, office and research and development buildings ("BUILDINGS") on real property situated in Redwood City, County of San Mateo, State of California and commonly known as Pacific Shores Center. Building 8 consists of an agreed one hundred sixty four thousand seven hundred thirty two (164,732) rentable square feet. The Premises are more particularly described and depicted herein in Exhibit "A." The Premises include restrooms, and janitor, telephone and electrical closets on the fifth floor and Lessee shall have the exclusive use thereof, provided that Lessor reserves the right to access and use the same (as well as the space above any dropped ceilings) for cabling, wiring, pipes and other Building system elements. The rentable square footage of the Premises, Building 8 and other Buildings (the "RENTABLE AREA") has been determined and certified by Lessor's architect by a method described as "dripline," whereby the measurement encompasses the outermost perimeter of the constructed building, including every projection thereof and all area beneath each such projection, whether or not enclosed, with no deduction for any inward deviation of structure and with the measurement being made floor by floor, but beginning from the top of the Building; the Rentable Area of the Premises also includes an allocation of the first floor entry and elevator lobby. The Premises, the Buildings and appurtenances described herein, including Common Area (defined below), and all other improvements at Pacific Shores Center together with the land on which the same are located are together designated as the project ("PROJECT").

     SECTION 2.02. COMMON AREA. During the Lease Term, Lessee shall have the non-exclusive right to use the Common Area defined herein. Lessor reserves the right to modify the Common Area, including increasing or reducing the size, adding additional buildings, structures or other improvements or changing the use, configuration and elements thereof in its sole discretion and to close or restrict access from time to time for repair, maintenance or construction or to prevent a dedication thereof, provided that Lessee nonetheless (i) shall have reasonable access to parking and the Premises during such activities; (ii) such modifications, when completed, shall not unreasonably interfere with or restrict Lessee's possession and use of the

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Premises; and (iii) no such modification shall unreasonably and materially increase Lessee's Share of Operating Expenses. Lessor further reserves the right to establish, repeal and amend from time to time rules and regulations for the use of the Common Area and to grant reciprocal easements or other rights to use the Common Area to owners of other property provided that no amendment to the rules and regulations shall unreasonably interfere with or restrict Lessee's use of the Premises or unreasonably and materially increase Lessee's Share of Operating Expenses and provided further, to the extent of any conflict between an express provision of this Lease (other than the attached Rules and Regulations) and such amended Common Area rules and regulations, this Lease controls. "Common Area" means both (i) Project Common Area which includes all portions of the Project other than the Buildings, including landscaping, sidewalks, walkways, driveways, curbs, parking lots (including striping), roadways within the Project, sprinkler systems, lighting, surface water drainage systems, an athletic facility to be available for use by Lessee's employees (the "ATHLETIC FACILITY"), as well as baseball and soccer fields, a water front park, and a perimeter walking/biking trial, and, to the extent required by government authorities having jurisdiction over Lessor's development of the Project, amphitheater, marine life resource center, retreat and conference center, child care center and such further portions of the Project or additional or different facilities as Lessor may from time to time designate or install or make available for the use by Lessee in common with others and (ii) Building 8 Common Area which includes the total area on the fifth floor consisting of mechanical areas, public stairs, elevator shafts and pipe, cabling and wiring shafts, together with their enclosing walls, plus the first floor entrance and elevator lobby and on each other floor of Building 8, the same and, to the extent not leased to an occupant, public corridors, elevator lobbies, restrooms and janitor, telephone and electrical closets.

     SECTION 2.03. PARKING. Lessor shall provide Lessee with parking spaces within the Common Area as required by law, which is three (3) spaces per one thousand (1,000) square feet of interior space within the Premises. In the event Lessor elects or is required by any law to limit or control parking at the Premises, whether by validation of parking tickets or any other method of assessment, Lessee agrees to participate in such validation or assessment program under such reasonable rules and regulations as are from time to time established by Lessor. Lessor agrees that Lessee's access to parking shall not be unreasonably limited beyond any requirement of law by any such rules and regulations. All costs associated with parking shall be an element of Common Area costs payable hereunder in Article VI for reimbursement of repair, replacement and maintenance costs and expenses, and in Article IX for payment or reimbursement of any real property taxes including governmental or public authority charges, fees or impositions of any nature hereafter imposed.

     SECTION 2.04.  CONSTRUCTION.

     (a) CONSTRUCTION OF TENANT IMPROVEMENTS. Lessee shall have the right to construct certain improvements ("TENANT IMPROVEMENTS") within the Premises pursuant to the Work Letter Agreement attached hereto as Exhibit "C." Notwithstanding any other provisions hereof, Lessee will not be required to remove the Tenant Improvements at the expiration of the Lease Term. Lessor has approved Lessee's use of Integrated Office Solutions, Inc. as construction

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manager for Tenant Improvements to Building 8 and WHL as Lessee's architect.
Lessee will have reasonable access to the floor beneath the Premises for any necessary reinforcement of the Premises, if Lessor consents to Tenant Improvements which require such reinforcement.

     (b) PAYMENT FOR TENANT IMPROVEMENTS. Lessee shall pay when due, to all third parties involved in the design, permitting, engineering and construction of same, the entire cost of the Tenant Improvements so that construction shall be complete pursuant to the approved construction schedule described in the Work Letter Agreement.

     (c) LESSOR WORK. Lessor will demise the Premises from the floor beneath by closing the existing stairwell and constructing a floor over the existing stairwell opening. With respect to any work required to be performed by Lessor hereunder, Lessor warrants that; (i) all materials and equipment used for or incorporated into such work by Lessor, will be of first quality and new; (ii) such work will be free from material defects not inherent in the quality so required or permitted. Work not so conforming with these requirements shall be considered defective and Lessor shall remedy any defects promptly and within a reasonable time. Except as provided in Section 12.03, Lessee shall have no further rights or remedies and Lessor shall have no other obligation or liability with respect to such defective work. Lessee acknowledges that the above-described work will be performed by Lessor during Lessor's buildout period, i.e., months one through five of the Lease Term.

     (d) REMOVAL OF LABORATORY FACILITIES PORTION OF TENANT IMPROVEMENTS. So long as Lessee is not in default beyond any applicable cure period, Lessee shall have the right to remove the laboratory facilities ("LABORATORY FACILITIES") portion of the Tenant Improvements (and any Alterations consisting of additions to or replacement of same) upon the expiration or earlier termination of the Lease provided that Lessee, at its sole cost and expense, repairs and restores the Premises to the condition it was in prior to the installation of said Laboratory Facilities. Laboratory Facilities shall mean furnishings, fixtures and equipment (to the extent the same may be considered Tenant Improvements the primary function of which is the conduct or support of non-animal biological and chemical research, including, without limitation, wastewater treatment systems, chemical hoods, biosafety cabinets, casework, benches, analytical and automation equipment and associated enclosures, support equipment, cold rooms, nitrogen generators, vacuum pumps, air compressors, water systems, nuclear magnetic resonance equipment, ovens, icemakers, freezers and refrigerators, centrifuges, glass washers, process chillers, specialized security systems related to the Laboratory Facilities (but not general security systems guarding access to the Premises or any part thereof), steam sterilizers/autoclaves, gas manifolds and environmental control systems.

                                   ARTICLE III
                                      TERM

     SECTION 3.01.  LEASE TERM.

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     (a)  COMMENCEMENT DATE. The term of this Lease ("LEASE TERM") shall be for eight (8) years beginning on March 1, 2002 (the "COMMENCEMENT DATE") and expiring, unless sooner terminated as provided for herein, on February 28, 2010 ("EXPIRATION DATE"). The parties shall execute a "Memorandum of Commencement of Lease Term" on the Commencement Date and shall be substantially in the form attached hereto as Exhibit "E."

     (b) TERMINATION IN EVENT OF DELAY. If for any Force Majeure delay excused under Section 17.21 Lessor is unable to tender possession of the Premises (subject to Lessor's retained right of entry to perform Lessor's work described in Section 2.04(c), above), on or before the date which is sixty (60) days after the Commencement Date, Lessee, at its sole election, may terminate this Lease upon giving notice within ten (10) business days thereafter. Failure to give such notice within said time period constitutes an irrevocable waiver of the foregoing right to terminate under this Section 3.01(b). If Lessee terminates this Lease in accordance with this paragraph, neither party shall have any further rights or obligations hereunder. If possession is so delayed and this Lease is not terminated the date on which payment of Base Rent is to commence shall be postponed by the same number of days as tender of possession is delayed.

     SECTION 3.02.  OPTION TO EXTEND.

     (a) EXERCISE. Lessee is given two (2) options to extend the Lease Term (each an "OPTION TO EXTEND") each for a three (3) year period ("EXTENDED TERM") following the date on which the initial Lease Term or preceding Extended Term would otherwise expire, which option may be exercised only by written notice ("OPTION NOTICE") from Lessee to Lessor given not less than twelve (12) months prior to the end of the initial Lease Term or the preceding Extended Term as the case may be ("OPTION EXERCISE DATE"); provided, however, if Lessee is in material default under this Lease (after notice and beyond the expiration of any applicable grace period) on the Option Exercise Date or on any day thereafter on or before the last day of the initial Lease Term or the preceding Extended Term as the case may be, the Option Notice shall be totally ineffective, and this Lease shall expire on the last day of the initial Lease Term or the last day of the preceding Extended Term as the case may be, if not sooner terminated. The right of Lessee to exercise an Option to Extend shall not be affected by any sublease or assignment of this Lease previously entered into by Lessee pursuant to the provisions of this Lease. If Lessee fails to timely exercise the first Option to Extend or if the first Extended Term either fails to commence or terminates prior to its expiration, the second Option to Extend shall automatically terminate and be null and void.

     (b) EXTENDED TERM RENT. In the event Lessee exercises one or both of its Option to Extend set forth herein, all the terms and conditions of this Lease shall continue to apply to the Extended Term, except that the Base Rent payable by Lessee during the Extended Term shall be equal to one hundred percent (100%) of Fair Market Rent (defined below), as determined under subparagraph (c) below. "FAIR MARKET RENT" shall mean the greater of (i) the effective rate being charged (including periodic adjustments thereto as applicable during the period of the Extended Term), for comparable space in similar buildings in the vicinity, i.e., of a similar age and quality considering any recent renovations or modernization, and floor plate size or, if such

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comparable space is not available, adjustments shall be made in the determination of Fair Market Rent to reflect the age and quality of the Building and Premises as contrasted to other buildings used for comparison purposes, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided or to be provided, term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions applicable to both new and renewing tenants or (ii) the Base Rent payable during the last year of the initial Lease Term. "Comparable space" shall not include space which is subleased or subject to expansion rights of other tenants or builtout entirely or primarily as laboratory space but shall include space which is builtout entirely as office or office research and development space (or with less than half as laboratory space) notwithstanding that the Premises have been builtout to include a large portion of laboratory space.

     (c)  DETERMINATION OF FAIR MARKET RENT.

          (i) NEGOTIATION. If Lessee so exercises one or both of its Option to Extend in a timely manner, the parties shall then meet in good faith to negotiate the Base Rent for the Premises for the Extended Term, during the first thirty (30) days after the date of the delivery by Lessee of the Option Notice (the "NEGOTIATION PERIOD"). If, during the Negotiation Period, the parties agree on the Base Rent applicable to the Premises for the corresponding Extended Term, then such agreed amount shall be the Base Rent payable by Lessee during such Extended Term.

          (ii) ARBITRATION. In the event that the parties are unable to agree on the Base Rent for the Premises within the Negotiation Period, then within ten
(10) business days after the expiration of the Negotiation Period, each party shall separately designate to the other in writing an appraiser to make this determination. Each appraiser designated shall be a member of MAI and shall have at least ten (10) years experience in appraising commercial real property, of similar quality and use as the Premises, in San Mateo County. The failure of either party to appoint an appraiser within the time allowed shall be deemed equivalent to appointing the appraiser appointed by the other party, who shall then determine the Fair Market Rent for the Premises for the Extended Term. Within five (5) business days of their appointment, the two designated appraisers shall jointly designate a third similarly qualified appraiser. Within thirty (30) days after their appointment, each of the two appointed appraisers shall submit to the third appraiser a sealed envelope containing such appointed appraiser's good faith determination of the Fair Market Rent for the Premises for the Extended Term in accordance with the procedures and guidelines set forth herein; concurrently with such delivery, each such appraiser shall deliver a copy of his or her determination to the other appraiser. The third appraiser shall within ten (10) days following receipt of such submissions, then determine which of the two appraisers' determinations most closely reflects Fair Market Rent as defined above. The determination most closely reflecting the third appraiser's determination shall be deemed to be the Fair Market Rent for the Premises during the Extended Term; the third appraiser shall have no rights to adjust, amend or otherwise alter the determinations made by the appraiser selected by the parties, but must select one or the other of such appraisers' submissions. The determination by such third appraiser shall be final and binding upon the parties. Said third appraiser shall, upon selecting

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the determination which most closely reflects Fair Market Rent, concurrently notify both parties hereto. The Base Rent for the Extended Term shall be the greater of (i) the determination so selected or (ii) the Base Rent payable during the last year of the initial Lease Term or the last year of the preceding Extended Term as the case may be. The parties shall share the appraisal expenses equally. If the Extended Term begins prior to the determination of Fair Market Rent, Lessee shall pay monthly installments of Base Rent equal to one hundred ten percent (110%) of the monthly installment of Base Rent in effect for the last year of the initial Lease Term (in lieu of "holdover rent" payable under Section 17.09(b)). Once a determination is made, any over payment or under payment shall be reimbursed as a credit against, or paid by adding to, the monthly installment of Base Rent next falling due.

                                   ARTICLE IV
                             RENT: TRIPLE NET LEASE

     SECTION 4.01. BASE RENT. Lessee shall pay to Lessor as Base Rent an initial monthly installment of Two Dollars and Twenty Five Cents ($2.25) per square foot of Rentable Area as defined in Section 2.01, in advance, on the first day of each calendar month of the Lease Term, commencing on the Commencement Date, subject to the advance payment of the first month of Base Rent pursuant to Section 4.03, provided that so long as Lessee is not in default hereunder, Lessee shall not be required to pay Base Rent for March, April, May, June and July, 2002 and the advance payment shall be applied to the August installment of Base Rent. Base Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment (based on the actual days in that month).

     SECTION 4.02. RENT ADJUSTMENT. The Base Rent set forth in Section 4.01 above shall be adjusted upward by an annual compounded increase of four percent (4%), as of each anniversary of the Commencement Date during the initial Lease Term, as shown on Exhibit "E" attached hereto.

     SECTION 4.03. FIRST PAYMENT OF BASE RENT. Lessee shall pay in advance the first payment of Base Rent in the amount of Seventy Five Thousand, Eight Hundred Twenty Two Dollars and seventy-five cents ($75,822.75) at the time of Lessee's execution of this Lease. Subject to the provisions of Section 4.01, Lessee's obligation for Base Rent shall resume on the first day of the calendar month immediately succeeding the Commencement Date.

     SECTION 4.04. ABSOLUTE TRIPLE NET LEASE. This Lease is what is commonly called a "Absolute Triple Net Lease," it being understood that Lessor shall receive the Base Rent set forth in Section 4.01 free and clear of any and all expenses, costs, impositions, taxes, assessments, liens or charges of any nature whatsoever. Lessee shall pay all rent in lawful money of the United States of America to Lessor at the notice address stated herein or to such other persons or at such other places as Lessor may designate in writing on or before the due date specified for same without prior demand, set-off or deduction of any nature whatsoever. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by Lessee and that Lessee shall in no event be entitled to any abatement of or reduction in rent payable under this Lease,

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except as herein expressly provided in Articles III, VIII and XIII, concerning delay, destruction and condemnation. Any present or future law to the contrary shall not alter this agreement of the parties.

     SECTION 4.05.  ADDITIONAL RENT. In addition to the Base Rent reserved by
Section 4.01, Lessee shall pay, beginning on the Commencement Date and continuing throughout the Lease Term (and notwithstanding the waiver of Base Rent payments as provided in Section 4.01) as Additional Rent (i) 100% as to amounts applicable solely to the Premises and Lessee's Share (as defined in Section 4.07(c) below) as to amounts applicable to Building 8, the Project and the Common Area of all taxes, assessments, fees and other impositions payable by Lessee in accordance with the provisions of Article IX and insurance premiums in accordance with the provisions of Article VII, (ii) Lessee's Share of Operating Expenses defined below, and (iii) any other charges, costs and expenses (including appropriate reserves therefor) whether or not contemplated which may arise under any provision of this Lease during the Lease Term, plus a Management Fee to Lessor equal to 3% of the Base Rent. The Management Fee is due and payable, in advance, with each installment of Base Rent and is waived to the same extent as payments of Base Rent pursuant to Section 4.01. All of such charges, costs, expenses, Management Fee and all other amounts payable by Lessee hereunder, shall constitute Additional Rent, and upon the failure of Lessee to pay any of such charges, costs or expenses, Lessor shall have the same rights and remedies as otherwise provided in this Lease for the failure of Lessee to pay Base Rent.

     SECTION 4.06. SECURITY DEPOSIT. Upon the date this Lease is executed by Lessee, Lessee shall deposit with Lessor a Security Deposit equal to three (3) months of Base Rent and estimated Additional Rent in the total amount of Two Hundred Eighty Four, Fifty Two Dollars and seventy-five cents ($284,052.75) in the form of an unconditional, irrevocable letter of credit without documents, with Lessor as beneficiary, in whole or in part, and providing for payment in San Francisco ("SECURITY DEPOSIT"). The letter of credit shall be in form and substance reasonably satisfactory to Lessor, shall be drawn on a domestic commercial money center bank with a letter of credit paying office located in San Francisco reasonably satisfactory to Lessor and shall be addressed to, and payable upon simple demand by, Lessor and Lessor's Lenders (i.e., lenders whose loans are secured by all or any portion of Project) as co-beneficiaries, which demand shall be accompanied by a statement of an authorized officer or agent of Lessor stating that the drawing represents amounts due to Lessor from Lessee under this Lease. The letter of credit shall provide for multiple draws and multiple successors or co-beneficiaries. The Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease applicable to Lessee. If, after notice and beyond the expiration of any applicable grace period (or, if Lessor is prevented from giving notice by the automatic stay of a Bankruptcy court or by any other legal prohibition, without notice) Lessee fails to the payment of rent or other money due hereunder, timely perform or observe any obligation of Lessee under this Lease, including, but not limited to, the construction of Tenant Improvements or Alterations, the maintenance and repair of the Premises, or restoration of the condition of the Premises upon Lease Termination in conformance with the provisions of this Lease, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security

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Deposit for the payment of any amount which Lessor may spend by reason of
Lessee's default or for compensation to Lessor for any loss or damage which Lessor may suffer or be entitled to by reason of Lessee's failure to timely perform or observe any obligation of Lessee under this Lease, including, without limitation, damages which Lessor would be entitled to under California Civil Code Sections 1951.2 or 1951.4. If any portion of the Security Deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit with Lessor a supplemental letter of credit in an amount sufficient to restore the Security Deposit to its original amount and otherwise in form and substance as required for the original letter of credit. The rights of Lessor pursuant to this Section 4.06 are in addition to any rights which Lessor may have pursuant to Article 12 below. If Lessee fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned (without interest) to Lessee (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) at Lease expiration or termination and after Lessee has vacated the Premises. Failure of Lessee to deliver a replacement letter of credit to Lessor at least forty-five (45) business days prior to the expiration date of any current letter of credit shall constitute a separate event entitling Lessor to draw down immediately and entirely on the current letter of credit and the proceeds shall constitute a cash Security Deposit. Lessor shall not be required to keep the cash Security Deposit separate from Lessor's general funds or be deemed to be a trustee of same. Lessee shall pay when due all fees, charges and costs imposed by the issuing bank for the issuance, transfer or amendment of the letter of credit and/or any supplemental letter of credit.

     SECTION 4.07.  OPERATING EXPENSES.

     (a) DEFINITION. "OPERATING EXPENSES" shall mean and include, those actual costs or expenses of the Premises, Building or Project described in to Articles VI, VII or IX, as well as all actual costs and expenses of every kind and nature paid or incurred by Lessor (whether obligated to do so or undertaken at Lessor's discretion) in the ownership, operation, maintenance, repair and replacement of the Common Areas, including Common Area buildings and improvements located within the Project and Building Common Areas provided, that, Lessor agrees to use commercially reasonable efforts to obtain competitive rates. Such cost and expenses shall include, but not be limited to, costs of cleaning; lighting; maintaining, repairing and replacing all Common Area improvements and elements (replacing shall be deemed to include but not be limited to the replacement of light poles and fixtures, storm and sanitary sewers, parking lots, driveways and roads as well as Building elevators, stairways, floors and walls in Common Areas, roof, roof membrane and other Building elements which are the responsibility of Lessor to maintain, repair and replace under this Lease), repairs to and maintenance of the structural and non-structural portions of the amenity/athletic facility; supplies, tools, equipment and materials used in the operation and maintenance of the Project; snow removal; parking lot striping; removal of trash, rubbish, garbage and other refuse; painting; removal of graffiti; painting of exterior walls; landscaping; providing security to the extent Lessor determines in its sole discretion to do so (including security systems and/or systems designed to safeguard life or property against acts of God and/or criminal and/or negligent acts, and the costs of maintaining of same); personal property taxes; fire protection and fire hydrant charges (including fire protection system signaling devices, now or hereafter required, and the costs of maintaining of

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same); water and sewer charges; utility charges; license and permit fees necessary to operate and maintain the Project; the initial cost or the reasonable depreciation of equipment used in operating and maintaining the Common Areas which is expensed or amortized, respectively by Lessor in its good faith discretion using accounting practices commonly utilized in the commercial real estate industry, consistently applied and rent paid for leasing any such equipment; reasonable cost of on or off site storage space of any and all items used in conjunction with the operation, maintenance and management of the Project, including but not limited to tools, machinery, records, decorations, tables, benches, supplies and meters; the cost of and installation cost of any and all items which are installed for the purpose of reducing Operating Expenses, increasing building or public safety or which may be then required by governmental authority, laws, statutes, ordinances and/or regulations, a use privilege consisting of Base Rent and Operating Expenses allocated to the Athletic Facility and all costs and expenses arising from the operation of same (net of any fees paid by individual users) ("CATEGORY 1 COSTS"); and (ii) total compensation and benefits (including premiums for workers' compensation and other insurance) paid to or on behalf of Lessor's employees, including but not limited to full or part time on-site management or maintenance personnel ("CATEGORY 2 COSTS"). Notwithstanding anything to the contrary contained herein, after December 31, 2002 the amount of Category 2 Costs used in calculating Lessee's actual Share of Operating Expenses shall be the lower of: (i) actual Category 2 Costs; and (ii) one hundred and four percent (104%) of the prior year's Category 2 Costs. Any revenues received by Lessor in respect of Common Area amenities from individual users thereof (as opposed to Lessee or other tenants of the Project) shall be applied first to reduction of any increase in Operating Expenses arising from such use, with any balance to be retained by Lessor.

     (b) PAYMENT. Lessee shall pay Lessee's Share of Additional Rent in monthly installments on the first day of each month in an amount set forth in a written estimate by Lessor. Lessor agrees that it will base its estimate on Lessor's experience in managing the Project and in a reasonable manner. As soon as available and not later than ninety (90) days following the end of the period used by Lessor in estimating Lessor's cost (e.g., calendar year), Lessor shall furnish to Lessee a statement (hereinafter referred to as "Lessor's Statement") of the actual amount of Lessee's Share of such Additional Rent for such period. Within thirty (30) days thereafter, Lessee shall pay to Lessor, as Additional Rent, or Lessor shall apply as a credit to Additional Rent next falling due (or if the Lease Term has expired or terminated and there remains no money due to Lessor, remit to Lessee), as the case may be, the difference between the estimated amounts paid by Lessee and the actual amount of Lessee's Share of Additional Rent for such period as shown by such Statement. Lessee's Share of Additional Rent for the ensuing estimation period shall be adjusted upward or downward based upon Lessor's Statement.

     (c) LESSEE'S SHARE. For purposes hereof, "Lessee's Share" shall mean (i) as to amounts allocable solely to Building 8 (and with respect to real property tax, also to the legal parcel in which Building 8 is located), the Rentable Area of the Premises divided by the Rentable Area of Building 8, and (ii) as to amounts allocable to the Project or Common Area, the Rentable Area of the Premises divided by the Rentable Area of all Buildings at the Project (irrespective of whether they are rented), in each case measured (at the time in question) on a dripline basis.

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Subject to being increased or decreased (in an amount Lessor shall, in good faith, determine), upon the increase or reduction in the Rentable Area of the Building and Project, respectively, Lessee's Share of Building items shall be twenty and one-half percent (20.5%) and Lessee's Share of Project items shall be two percent (2%). Rentable Area of Building 8 and of all Buildings at the Project shall not be reduced for vacancies in the ordinary course of business.

     (d) EXCLUSIONS. For purposes of this Lease, the term Operating Expenses shall not include (and Lessee shall have no liability for) any of the following: initial construction of any Common Area improvements; legal fees, permit fees, architectural and engineering fees related to the initial development and construction of the Project, marketing costs, costs of leasing commissions, attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with prospective tenants or other occupants of the Project; costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for prospective tenants or vacant rentable space; any bad debt loss, rent loss, or reserves for bad debts or rent loss; interest, charges and fees incurred on debt, payments on mortgages and amounts paid as ground rental for the real property underlying the Project by the Lessor; any costs covered by any warranty, rebate, guarantee or service contract which are actually collected by Lessor (which shall not prohibit Lessor from passing through the costs of any such service contract if otherwise includable in Operating Expenses); interest, late charges and tax penalties incurred as a result of Lessor's gross negligence or unwillingness to make payments or file returns when due as well as certain taxes expressly extended pursuant to Section 9.01(a) and (b), and any costs representing an amount paid to a person, firm, corporation or other entity related to Lessor which is in excess of the amount which would have been paid in the absence of such relationship(s). Nothing contained in this Section 4.07(d) shall be deemed to affect Lessee's obligation to pay Lessee's Share of the real estate tax payments due pursuant to Section 9.01(a), below, related to the Community Facility District Bond referenced therein or to exclude from Operating Expenses any costs or expenses related to the repair, maintenance and replacement of such initial development and construction of the Project as provided in Article VI.

     SECTION 4.08.  LESSEE'S RIGHT TO REVIEW SUPPORTING DATA.

     (a) EXERCISE OF RIGHT BY LESSEE. Provided that Lessee is not in default under this Lease and provided further that Lessee strictly complies with the provisions of this Section, Lessee, or its legal counsel and public accounting firm, shall have the right upon reasonable notice and at reasonable times to audit all books and records of Lessor used in calculating Operating Expenses, Common Area charges, taxes and other Additional Rent hereunder. Lessor will cooperate reasonably with Lessee in such audit on the terms and conditions set forth below. In order for Lessee to exercise its right under this Section, Lessee shall, within thirty (30) days after any Lessor's Statement, deliver a written notice to Lessor exercising its rights hereunder with regard to such Lessor's Statement, and Lessee shall simultaneously pay to Lessor all amounts due from Lessee to Lessor as specified in the Lessor's Statement. Except as expressly set forth in subparagraph (c) below, in no event shall Lessee be entitled to withhold, deduct, or offset any monetary obligation of Lessee to Lessor under the Lease including, without limitation, Lessee's obligation to make all Base

Rent payments and all payments for Additional Rent pending the completion of, and regardless of the results of, any review under this Section 4.08. The right to review granted to Lessee under this Section 4.08 may only be exercised once for any Lessor's Statement, and if Lessee fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Lessee under this Section 4.08 for a particular Lessor's Statement shall be deemed waived.

     (b) PROCEDURES FOR REVIEW. Lessee acknowledges that Lessor maintains its books and records for the Building and Project at its offices in San Francisco, and Lessee therefore agrees that any review and audit of the same and supporting data under this Section shall occur at such location. Any review to be conducted by Lessee under this Section shall be at the sole expense of Lessee and shall be conducted by a firm of certified public accountants of national standing (which may be Lessee's outside auditing firm) on a non-contingency fee basis. Lessee acknowledges and agrees that any supporting data reviewed under this Section shall constitute confidential information of Lessor, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Lessee who receive the results of the review. The disclosure of such information or results of the review to any other person, by Lessee or its agents, shall result in a forfeiture, the right to any credit otherwise due with respect to said review but not to any subsequent review.

     (c) FINDING OF ERROR. Any errors disclosed by the audit of books and records or review of supporting data under this Section shall be promptly corrected, provided that Lessor shall have the right to cause another review of the supporting data to be made by a firm of certified public accountants of Lessor's choice. In the event of a disagreement between the two accounting firms, the two accounting firms shall agree on an independent accountant who shall decide each item of disagreement and whose decision shall be deemed to be correct, final and binding on both Lessor and Lessee. If the two accounting firms fail to so agree within thirty (30) days after Lessor's accounting firm completes its review, Lessor or Lessee may apply to the presiding judge of the Superior Court to appoint such independent accountant, whose decision shall be final and binding. If the audit and review process described above results in a determination that Lessee has overpaid obligations for a preceding period, the amount of such overpayment shall be credited against Lessee's subsequent installment obligations to pay its share of Additional Rent or, if the Lease has terminated or expired paid in cash to Lessee within thirty (30) days after the determination of overpayment is delivered to Lessor. In the event that such results show that Lessee has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Lessee to Lessor with the next succeeding installment obligation of Additional Rent or, if the Lease has terminated or expired, in cash within thirty (30) days after the determination of underpayment is delivered to Lessee. Each party shall pay all the costs, and expenses of its chosen accounting firm and one half of the costs and expenses of the independent accountant, if any.

     (d) EFFECT OF LESSEE'S DEFAULT. In the event that Lessee fails to timely observe or perform any of its obligations under this Lease and fails to cure such failure after notice and within any applicable cure period provided in
Article XII at any time during the pendency of a review of records under this Section, said right to review shall immediately cease.

                                    ARTICLE V
                                       USE

     SECTION 5.01. PERMITTED USE AND LIMITATIONS ON USE. The Premises shall be used and occupied only for office, research and development, including non-animal biological and chemical research, together with such ancillary uses which do not cause excessive wear of the Premises or materially increase the potential liability of Lessor, and for no other use, without Lessor's prior written consent which shall not be unreasonably withheld, conditioned or delayed so long as such use is lawful and does not conflict with any other provision of this Lease including without limitation the restrictions set forth in the following provisions of this Section. Lessee shall not use, suffer or permit the use of the Premises in any manner that will tend to constitute waste, nuisance or unlawful acts provided, that biological and chemical and other waste generated and disposed of in the ordinary course of business for the permitted uses in full and timely compliance with all applicable laws shall not be deemed a violation of this Section 5.01. In no event shall it be unreasonable for Lessor to withhold its consent as to uses other than those expressly permitted above which it determines would tend to increase materially the wear of the Premises or any part thereof or increase the potential liability of Lessor or decrease the marketability, financability, leasability or value of the Premises or Project. Lessee shall not do anything in or about the Premises which will (i) cause structural injury to the Building or Premises, or (ii) cause damage to any part of the Building or Premises except to the extent reasonably necessary for the installation of Tenant Improvements, Lessee's trade fixtures and Lessee's Alterations, and then only in a manner and to the extent consistent with this Lease. Lessee shall not operate any equipment within the Building or Premises which will (i) materially damage the Building or the Common Area, (ii) overload existing electrical systems or other mechanical equipment servicing the Building, (iii) impair the efficient operation of the sprinkler system or the heating, ventilating or air conditioning ("HVAC") equipment within or servicing the Building, (iv) damage, overload or corrode the sanitary sewer system, or (v) damage the Common Area or any other part of the Project. Lessee shall not attach, hang or suspend anything from the ceiling, roof, walls or columns of the Building or set any load on the floor in excess of the load limits for which such items are designed nor operate hard wheel forklifts within the Premises. Any dust, fumes, or waste products generated by Lessee's use of the Premises shall be contained and disposed so that they do not (i) create an unreasonable fire or health hazard, (ii) damage the Premises, or (iii) result in the violation of any law. Except as approved by Lessor, Lessee shall not change the exterior of the Building, or the outside area of the Premises, or install any equipment or antennas on or make any penetrations of the exterior or roof of the Building. Lessee shall not conduct on any portion of the Premises any sale of any kind (but nothing herein is meant to prohibit sales and marketing activities of Lessee's products and services in the normal course of business consistent with the permitted uses), including any public or private auction, fire sale, going-out-of-business sale, distress sale or other liquidation sale. No materials, supplies, tanks or containers, equipment, finished products or semifinished products, raw materials, inoperable vehicles or articles of any nature shall be stored upon or permitted to remain within the outside areas of the Premises except in fully fenced and screened areas outside the Building which have been designed for such purpose and have been approved in writing by Lessor for such use by Lessee.

     SECTION 5.02.  COMPLIANCE WITH LAW.

     (a) Lessor shall deliver the Premises to Lessee on the Commencement Date (without regard to the use for which Lessee will use the Premises) free of violations of any covenants or restrictions of record, or any applicable law, building code, regulation or ordinance in effect on such Commencement Date, including without limitation, the Americans with Disability Act. Lessor hereby represents and warrants that it has no actual (as opposed to constructive) knowledge, as of the Commencement Date, of any covenant, restriction, law, building code, regulation or ordinance which would be violated by the permitted use of the Premises in accordance with the terms hereof.

     (b) Except as provided in paragraph 5.02(a), Lessee shall, at Lessee's cost and expense, comply promptly with all statutes, ordinances, codes, rules, regulations, orders, covenants and restrictions of record, and requirements applicable to the Premises and Lessee's use and occupancy of same in effect during any part of the Lease Term, whether the same are presently foreseeable or not, and without regard to the cost or expense of compliance provided that any Alteration(s) required for compliance shall be subject to the provisions of this Lease.

     (c) By executing this Lease, Lessee acknowledges that it has reviewed and satisfied itself as to its compliance, or intended compliance with the applicable zoning and permit laws, hazardous materials and waste requirements, and all other statutes, laws, or ordinances relevant to the uses stated in
Section 5.01, above.

     SECTION 5.03. CONDITION OF PREMISES AT COMMENCEMENT DATE. Lessor shall deliver the Premises to Lessee on the Commencement Date with the Building plumbing, lighting, heating, ventilating, air conditioning, gas, electrical, and sprinkler systems in good operating condition. Subject only to the foregoing sentence, Section 5.02(a) above and Sections 5.04 and 6.01(b) below, and having made such inspection of the Premises, Building and Project as it deemed prudent and appropriate (including, without limitation, testing for the presence of mold), Lessee hereby accepts the Premises in their condition existing as of the Commencement Date, "AS-IS" and "WITH ALL FAULTS" subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and condition of the Premises, and any covenants or restrictions, liens, encumbrances and title exceptions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Except as otherwise expressly provided in Section 5.02(a) above as to the condition of the Premises on the Commencement Date, Lessee acknowledges that neither Lessor nor any agent of Lessor has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

     SECTION 5.04. DEFECTIVE CONDITION AT COMMENCEMENT DATE. In the event that Lessee determines, and Lessee notifies Lessor in writing within one year after the Commencement Date, that any of the obligations of Lessor set forth in Section 5.02(a) or Section
5.03 were not performed, then it shall be the obligation of Lessor (and together with its rights under Section 12.03 the sole right and remedy of Lessee), after receipt of written notice from Lessee setting forth with specificity the nature of the failed performance, to promptly, within a reasonable time and at Lessor's sole cost, correct same. Except as to certain defects which remain Lessor's responsibility under Section 6.01(b) Lessee's failure to give such written notice to Lessor within one year after the Commencement Date shall constitute a conclusive presumption that Lessor has complied with all of Lessor's obligations under the foregoing Section 5.02(a), and any required correction after that date shall be performed by Lessee, at its sole cost and expense. At the end of the first year of the Lease Term, Lessor shall promptly assign to Lessee all of Lessor's contractor's, and/or manufacturer's guarantees, warranties, and causes of action which do not relate to Lessor's obligations under Section 6.01(b).

     SECTION 5.05. BUILDING SECURITY. Lessee acknowledges and agrees that it assumes sole responsibility for security at the Premises for its agents, employees, invitees, licensees, contractors, guests and visitors and will provide such systems and personnel for same including, without limitation, while such person(s) are using the Common Area, as it deems necessary or appropriate and at its sole cost and expense. Lessee acknowledges and agrees that Lessor does not intend to provide any security system or security personnel at the Premises or Project, including, without limitation, at the Common Areas, provided, however, that nothing herein shall be deemed to prevent Lessor from providing such system or personnel in the future, the cost of which will be included in those items for which Lessee pays additional rent.

     SECTION 5.06. RULES AND REGULATIONS. Lessor may from time to time promulgate reasonable and nondiscriminatory rules and regulations applicable for the care and orderly management of the Premises, the Project and/or its Common Area. Such rules and regulations shall be binding upon Lessee upon delivery of a copy thereof to Lessee, and Lessee agrees to abide by such rules and regulations. A copy of the initial Rules and Regulations is attached hereto as Exhibit "L." If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Lessor shall not be responsible for the violation of any such rules and regulations by any person, including, without limitation, Lessee or its employees, agents, invitees, licensees, guests, visitors or contractors.


                                   ARTICLE VI
                      MAINTENANCE, REPAIRS AND ALTERATIONS

     SECTION 6.01.  MAINTENANCE OF PREMISES AND BUILDING.

     (a) Throughout the Lease Term, Lessee, at its sole cost and expense, shall keep, maintain, repair and replace the Premises and every part thereof (except as provided in 6.01(b) and also except for uninsured maintenance, repairs or replacement costs caused solely by an act of gross negligence or intentional misconduct by Lessor during the Lease Term) and all improvements and appurtenances in the Premises, including, without limitation, all interior walls, all doors and windows, all wall surfaces and floor coverings, all Tenant Improvements and Alterations, additions and improvements installed by or on behalf of Lessee during the Lease Term, all sewer, plumbing, electrical, lighting, heating, ventilation and cooling systems and fixtures, fire sprinklers, fire safety and security systems and fixtures and all wiring and glazing, in the same good order, condition and repair as they are in on the Commencement Date, or may be improved during the Lease Term, reasonable wear excepted, provided that wear which could be prevented by first class maintenance shall not be deemed reasonable provided that Lessee shall not be obligated to keep, maintain, repair and replace cabling, wiring, pipes and other systems or elements in the Premises which Lessor has installed (or subsequently installs pursuant to its reserved rights under Section 2.01) and which do not service Lessee or the Premises in whole or in part.

     (b) Lessor, at its sole cost and expense, (and in addition to its obligations set forth in Section 5.04) shall repair defects in the exterior walls (including all exterior glass which is damaged by structural defects in such exterior walls), supporting pillars, structural walls, roof structure and foundations of the Building and sewer and plumbing systems outside the Building, provided that the need for repair is not caused by Lessee, in which event Lessor shall, at Lessee's sole cost and expense, repair same. Lessor, subject to recovering the cost and expense of same as Operating Expense (except for damage, other than normal wear and tear, caused by Lessee or its employees, agents, contractors, invitees or visitors, the cost and expense of which shall be paid by Lessee within ten (10) days after presentation of Lessor's bill for same), shall maintain, repair and replace the Building Common Area elements (including lobbies, stairs, hallways and elevators) as well as portions of the Building systems not located within the Premises or other leased space and the exterior walls, structural, roof, walls and other elements and roof membrane of the Building; provided, however, that Lessor's obligation under this Section 6.01(b) in any instance where the damage, other than normal wear and tear, was caused by Lessor or its employees, agents or contractors shall not be recovered by Lessor from Lessee as Operating Expenses or in any other manner. Lessee shall give Lessor written notice of any needed repairs which are the obligation of Lessor hereunder. It shall then be the obligation of Lessor, after receipt of such notice, to perform the same within ten (10) business days after such notice; provided, however, that if the nature of the repairs is such that more than ten
(10) business days are reasonably required for performance, then Lessor shall not be deemed to be in default hereunder if Lessor commences such repairs within said ten (10) business day period and thereafter diligently completes them and provided further, that for purposes of this sentence "commences" includes any steps taken by Lessor to investigate, design, consult, bid or seek permit or other governmental approval in connection with such repair.. Should Lessor default as provided in Section 12.03 with respect to its obligation to make any of the repairs assumed by it hereunder with respect to the Premises or Building, Lessee shall have the right to perform such repairs and Lessor agrees that within thirty (30) days after written demand accompanied by detailed invoice(s), it shall pay to Lessee the cost of any such repairs together with accrued interest from the date of Lessee's payment at the Agreed Rate. Lessor shall not be liable to Lessee for any damage to person or property as a result of any failure to timely perform any of its obligations with respect to the repair, maintenance or replacement of the Premises, Buildings or Project or any part thereof, and Lessee's sole right and remedy (together with its rights under Section 12.03 below) shall be the performance of said repairs by Lessee with right of reimbursement from Lessor of the reasonable fair market cost of said repairs, not exceeding the out-of-pocket sums actually expended by Lessee, together with accrued interest from the date of Lessee's payment at the Agreed Rate, provided that nothing herein shall be deemed to create a right of setoff or withholding by Lessee of Base Rent or Additional Rent or any other amounts due herein. Lessee hereby expressly waives all rights under and benefits of Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect to make repairs and offset the cost of same against rent or to withhold or delay any payment of rent or any other of its obligations hereunder as a result of any default by Lessor under this Section 6.01(b).

     (c) Lessee agrees to keep the Premises, both inside and out, clean and in sanitary condition as required by the health, sanitary and police ordinances and regulations of any political subdivision having jurisdiction and to remove all trash and debris which may be found in or around the Premises. Lessee further agrees to keep the interior surfaces of the Premises, including, without limitation, windows, floors, walls, doors, showcases and fixtures clean and neat in appearance.

     (d) If Lessee refused or neglects to commence such repairs and/or maintenance for which Lessee is responsible under this Article VI within a ten
(10) day period (or as soon as practical and in no event later than five (5) days, if the failure to initiate the repair threatens to cause further damage to the Premises) after written notice from Lessor and thereafter diligently prosecute the same to completion, then Lessor may (i) enter the Premises (except in an emergency, upon at least 24 hours advance written notice) during Lessor's business hours and cause such repairs and/or maintenance to be made and shall not be responsible to Lessee for any loss or damage occasioned thereby other than physical damage to the Premises caused by the negligence of Lessor which damage Lessor shall repair at its sole cost as Lessor's sole obligation and Lessee's sole right and remedy with respect to such damages, and Lessee agrees that upon demand, it shall pay to Lessor the reasonable cost of any such repairs, not exceeding the amount of out-of-pocket expenses actually expended by Lessor, together with accrued interest from the date of Lessor's payment at the Agreed Rate, and (ii) if Lessor becomes entitled to enter the Premises as aforesaid more than once in any twelve (12) calendar months or more than twice during the Lease Term, elect to enter into a maintenance contract at a market rate for first-rate maintenance with a third party for the performance of all or a part of Lessee's maintenance obligations, whereupon, Lessee shall be relieved from its obligations to perform only those maintenance obligations covered by such maintenance contract, and Lessee shall bear the entire cost of such maintenance contract which shall be paid in advance, as Additional Rent, on a monthly basis with Lessee's Base Rent payments.

     SECTION 6.02. MAINTENANCE OF PROJECT COMMON AREAS. Lessor shall maintain, repair and replace all landscape, hardscape and other improvements within the Project Common Area and shall operate and manage the Athletic Facility and other Project Common Area features and facilities described in Section 2.02 including, without limitation, all landscape, hardscape and other improvements within the outside areas of Building 8 and the other Buildings located within the Project, including without limitation, landscaping, curbs, walkways, driveways, roadways, parking areas and lighting, sprinkler, drainage, sewer, plumbing systems, except for damage, other than normal wear, caused by Lessee or its employees, agents, contractors, invitees or visitors which shall be repaired by Lessor and the cost of which shall be paid by Lessee within ten (10) days after presentation of Lessor's bill for same. The cost and expense of Lessor's obligations hereunder shall be Operating Expenses as to which Lessee shall pay Lessee's Share pursuant to Section 4.05; provided, however, that Lessor's obligation under this Section 6.02(b) in any instance where the damage, other than normal wear and tear, was caused by Lessor or its employees, agents or contractors shall not be recovered by Lessor from Lessee as Operating Expense or in any other manner.

     SECTION 6.03. ALTERATIONS, ADDITIONS AND IMPROVEMENTS. No alterations, additions, or improvements ("ALTERATIONS") shall be made to the Premises by Lessee without the prior written consent of Lessor which Lessor will not unreasonably withhold, condition or delay, provided, however, that Lessee may make Alterations (including removal and rearrangement of Tenant Improvements and prior Alterations) which do not affect the Building 8 systems, exterior appearance, structural components or structural integrity, which do not require a building permit and which do not exceed collectively Twenty Five Thousand Dollars ($25,000) in cost within any twelve (12) month period, without Lessor's prior written consent. As a condition to Lessor's obligation to consider any request for consent hereunder, Lessee shall pay Lessor upon demand for the reasonable out-of-pocket costs and expenses of consultants, engineers, architects and others for reviewing plans and specifications and for monitoring the construction of any proposed Alterations, and if consent is granted, within ten (10) days after Lessee executes a construction contract for the Alterations, a construction management fee equal to one percent (1%) of all costs of demolition, construction and installation of any Alterations; the fee shall be adjusted on thirty (30) days notice after cancellation of the Alterations and a determination of final costs of same, which Lessee shall provide to Lessor along with all supporting documentation within said thirty (30) days. Lessor may require Lessee to remove any such Alterations at the expiration or sooner termination of the Lease Term and to restore the Premises to their prior condition by written notice given on or before the earlier of (i) ninety (90) days prior to the expiration of the Lease Term or (ii) thirty (30) days after termination of the Lease or (iii) thirty (30) days after a written request from Lessee for such notice from Lessor provided, that, if Lessee requests same from Lessor, Lessor will notify Lessee within five (5) business days after receipt of Lessee's request for consent and a copy of all plans and specifications for the proposed Alteration whether it will require removal. All Alterations to be made to the Premises shall be made under the supervision of a competent, California licensed architect and/or competent California licensed structural engineer (each of whom has been approved by Lessor) and shall be made in accordance with plans and specifications which have been furnished to and approved by Lessor in writing prior to commencement of work. All Alterations shall be designed, constructed and installed at the sole cost and expense of Lessee by California licensed architects, engineers, and contractors approved by Lessor, in compliance with all applicable law, and in good and workmanlike manner. Such approvals shall not be unreasonably withheld, conditioned or delayed by Lessor. Subject to Lessor's right to have Lessee retain ownership and remove same, any Alteration, including, without limitation, all lighting, electrical, heating, ventilation, air conditioning (other then air handling equipment which is part of the Laboratory Facilities) and full height partitioning (but not moveable, free standing cubicle-type partitions which do not extend to the ceiling or connect to Building walls or other movable furniture), drapery and carpeting installations made by Lessee, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures and shall become the property of Lessor at the expiration or sooner termination of the Lease, unless Lessor directs otherwise. Lessee shall retain title to all furniture and trade fixtures placed on the Premises. Within thirty (30) days after completion of any Alteration, Lessee shall provide Lessor with a complete set of "as built" plans for same. The initial Tenant Improvements shall not be deemed "Alterations."

     SECTION 6.04. COVENANT AGAINST LIENS. Lessee shall not allow any liens arising from any act or omission of Lessee to exist, attach to, be placed on, or encumber Lessor's or Lessee's interest in the Premises, Building 8 or Project, or any portion of either, by operation of law or otherwise. Lessee shall not suffer or permit any lien of mechanics, material suppliers, or others to be placed against the Premises, Building 8 or Project, or any portion of either, with respect to work or services performed or claimed to have been performed for Lessee or materials furnished or claimed to have been furnished to Lessee or the Premises. Lessor has the right at all times to post and keep posted on the Premises any notice that it considers necessary for protection from such liens. At least ten (10) days before beginning construction of any Alteration, Lessee shall give Lessor written notice of the expected commencement date of that construction to permit Lessor to post and record a notice of nonresponsibility. If any such lien attaches or Lessee received notice of any such lien, Lessee shall cause the lien to be immediately released and removed of record. Despite any other provision of this Lease, if the lien is not released and removed within twenty (20) days after Lessor delivers notice of the lien to Lessee, Lessor may immediately take all action necessary to release and remove the lien, without any duty to investigate the validity of it. All expenses (including reasonable attorney fees and the cost of any bond) incurred by Lessor in connection with a lien incurred by Lessee or its removal shall be considered Additional Rent under this Lease and be immediately due and payable by Lessee. Notwithstanding the foregoing, If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises, Building 8 and Project against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one hundred fifty percent (150%) of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in or is made a party to any such action, Lessee shall reimburse Lessor's attorneys' fees and costs within ten (10) days after demand.

     SECTION 6.05 REIMBURSABLE CAPITAL EXPENDITURES. Except for items of capital expenditures which are to be made at Lessor's sole cost and expense pursuant to the first sentence of Section 6.01(b) above, that portion of any capital expenditures, together with interest thereon at the Agreed Rate, for any single replacement item at or part of Building 8, but excluding any item of improvement in excess of Fifty Thousand Dollars ($50,000.00) (or within the Project Common Area, in excess of One Hundred Fifty Thousand Dollars ($150,000.00)) during the Lease Term shall be amortized over the remaining Lease Term for the useful life of such replacement item within the numerator being the number of months remaining in the Lease Term and the denominator being the number of months of the "useful life" of the improvements as determined by Lessor in its good faith discretion using accounting practices commonly utilized in the commercial real estate industry, consistently applied. Lessee shall be obligated for such amortized portion of any such expenditure in equal monthly installments due and payable with each installment of Base Rent.

                                   ARTICLE VII
                                    INSURANCE

     SECTION 7.01. PROPERTY/RENTAL INSURANCE FOR PREMISES. At all times during the Lease Term, Lessor shall keep the Premises, Building and Project insured against loss or damage by fire and those risks normally included in the term "all risk," extended coverage, fire and casualty insurance, including, without limitation, coverage for (i) earthquake and earthquake sprinkler leakage, (ii) flood, (iii) loss of rents and extra expense for eighteen (18) months, including scheduled rent increases, (iv) boiler and machinery, and (v) fire damage legal liability form, including waiver of subrogation. Lessee shall pay Lessee's Share of any deductibles. The amount of such insurance shall not be less than 100% of replacement cost. Insurance shall include a Building Ordinance and Increased Cost of Construction Endorsement insuring the increased cost of reconstructing the Premises incurred due to the need to comply with applicable statutes, ordinances and requirements of all municipal, state and federal authorities now in force, which or may be in force hereafter. Any recovery received from said insurance policy shall be paid to Lessor and thereafter applied by Lessor to the reconstruction of the Premises in accordance with the provisions of Article VIII below. Lessee, as part of the Operating Expenses, shall reimburse Lessor for Lessee's Share of the cost of the premiums for all such insurance in accordance with Article IV. Such reimbursement and shall be made within (15) days of Lessee's receipt of a copy of Lessor's statement therefor. To the extent commercially available, Lessor's insurance shall have a deductible not greater than fifteen percent (15%) for earthquake and ten percent (10%) for the basic "all risk" coverage. Lessor shall use commercially reasonable efforts to obtain competitive rates, while maintaining its discretion as a prudent project manager to select insurers and coverage Lessor believes to be appropriate.

     SECTION 7.02. PROPERTY INSURANCE FOR FIXTURES AND INVENTORY. At all times during the Lease Term, Lessee shall, at its sole expense, maintain fire and casualty insurance with "all risk" coverage which includes the same coverage as required of Lessor in Section 7.01, above, on any trade fixtures, furnishings, merchandise, equipment, artwork or other personal property and on all Tenant Improvements and Alterations, whether or not presented to Lessor for its consent in or on the Premises, whether in place as of the date hereof or installed hereafter. The amount of such

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insurance shall not be less than one hundred percent (100%) of the replacement cost thereof with commercially reasonable deductibles, and Lessor shall not have any responsibility nor pay any cost for maintaining any types of such insurance. Lessee shall pay all deductibles.

     SECTION 7.03. LESSOR'S LIABILITY INSURANCE. During the Lease Term, Lessor shall maintain a policy or policies of commercial general liability insurance naming Lessor (and such others as designated by Lessor) against claims and liability for bodily injury, personal injury and property damage on our about the Premises and Project, with combined single limit coverage in an amount determined by Lessor in its sole discretion (which amount is currently Fifty Million Dollars ($50,000,000.00)); provided that if such policy is a blanket policy that covers properties (other than the Project) owned by Lessor, only that portion allocable to the Project shall be payable hereunder. Lessee, in addition to the rent and other charges provided herein, agrees to pay Lessee's Share of the premiums for all such insurance in accordance with Article IV.

     SECTION 7.04. LIABILITY INSURANCE CARRIED BY LESSEE. At all times during the Lease Term (and any holdover period) Lessee shall obtain and keep in force a commercial general liability policy of insurance protecting Lessee, Lessor and any lender(s) whose names are provided to Lessee as additional insureds against claims and liability for bodily injury, personal injury and property damage based upon involving or arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing a single limit coverage in amount of not less than Ten Million Dollars ($10,000,000) per occurrence. Such insurance shall include coverage for Additional Lessors or Premises and coverage for "amendment of the pollution exclusion" to provide coverage for damage caused by heat, smoke, fumes from a hostile fire. The limits of said insurance required by this Lease as carried by Lessee shall not, however limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by the Lessee shall be primary to and not contributory with, any similar insurance carried by Lessor whose insurance shall be considered excess insurance only.

     SECTION 7.05. PROOF OF INSURANCE. Lessee shall furnish to Lessor prior to the Commencement Date, and at least thirty (30) days prior to the expiration date of any policy, certificates indicating that the property insurance and liability insurance required to be maintained by Lessee is in full force and effect for the twelve (12) month period following such expiration date; that Lessor has been named as an additional insured to the extent of contractual liability assumed in Section 7.07. "indemnification" and Section 7.08 "Lessor as Party Defendant"; and that all such policies will not be canceled unless thirty
(30) days' prior written notice of the proposed cancellation has been given to Lessor. The insurance shall be with insurers approved by Lessor, provided, however, that such approval shall not be unreasonably withheld so long as Lessee's insurance carrier has a Best's Insurance Guide rating not less than A+ VIII and is licensed to do business in California. Lessor shall furnish to Lessee reasonable evidence of its insurance coverage required hereunder within fifteen (15) business days after demand made not more than once in any calendar year.

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     SECTION 7.06.  MUTUAL WAIVER OF CLAIMS AND SUBROGATION RIGHTS. Lessor and
Lessee hereby release and relieve the other, and waive their entire claim of recovery for loss or damage to property arising out of or incident to fire, lightning, and the other perils included in a standard "all risk" insurance policy of a type described in Sections 7.01 and 7.02 above, when such property constitutes the Premises, or is in, on or about the Premises, whether or not such loss or damage is due to the negligence of Lessor or Lessee, or their respective agents, employees, guests, licensees, invitees, or contractors. Lessee and Lessor waive all rights of subrogation against each other on behalf of, and shall obtain a waiver of all subrogation rights from, all property and casualty insurers referenced above.

     SECTION 7.07.  INDEMNIFICATION AND EXCULPATION.

     (a) Except as otherwise provided in Section 7.07(b), Lessee shall indemnify and hold Lessor free and harmless from any and all liability, claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, licensee, permittee, visitor, guest or contractor of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessee or by any person who is an employee, agent, invitee, permitee, visitor, or contractor of Lessee, caused or allegedly caused (1) while that person or property is in or about the Premises;
(2) by some condition of the Premises; (3) by some act or omission by Lessee or its agent, employee, licensee, invitee, guest, visitor or contractor or any person in, adjacent, on, or about the Premises with the permission, consent or sufferance of Lessee; (4) by any matter connected to or arising out of Lessee's occupation and use of the Premises; or (5) by any breach or default in timely observance or performance of any obligation on Lessee's part to be observed or performed under this Lease, provided that Lessee, as to any one occurrence (irrespective of whether such occurrence gives rise to multiple claims) shall not be required to pay or contribute, on Lessor's behalf (separate and apart from what Lessee may pay or contribute on behalf of itself or some other person) more than Five Million Dollars ($5,000,000.00) under this Section 7.07(a), over and above any insurance coverage required to be carried by Lessee hereunder and applicable to such occurrence.

     (b) Notwithstanding the provisions of Section 7.07(a) of this Lease, Lessee's duty to indemnify and hold Lessor harmless shall not apply to any liability, claims, loss or damages arising from Lessor's negligence or willful act of misconduct and Lessor shall indemnify and hold Lessee harmless from any and all liability claims, loss, damages, causes of action (whether in tort or contract, law or equity, or otherwise), expenses, charges, assessments, fines, and penalties of any kind, including without limitation, reasonable attorney fees, expert witness fees and costs, arising by reason of the death or injury of any person, including any person who is an employee, agent, invitee, licensee, permittee, visitor, guest or contractor of Lessee, or by reason of damage to or destruction of any property, including property owned by Lessor or by any person who is an employee, agent, invitee, permitee, visitor, or contractor of Lessor, caused or allegedly caused by such negligence or willful act of misconduct, provided, that Lessor, as to

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any one claim shall not be required to pay or contribute on Lessee's behalf
(separate and apart from what Lessor may pay or contribute on behalf of itself or some other person) more than Five Million Dollars ($5,000,000.00) under this
Section 7.07 (b), over and above any insurance coverage required to be carried by Lessor hereunder and applicable to such occurrence.

     (c) Lessee hereby waives all claims against Lessor for damages to goods, wares and merchandise and all other personal property in, on or about the Premises and for injury or death to persons in, on or about the Premises from any cause arising at any time to the fullest extent permitted by law. Notwithstanding the provisions of Section 7.07(b) above, or any other provision of this Lease, in no event shall Lessor be liable (i) for lost profits or other consequential damages arising from any cause or (ii) for any damage which is or could be covered by the insurance Lessee is required to carry under this Lease.

     (d) In no event shall either party be liable for any damage which is covered by the insurance the other party is required to carry under this Lease or to the extent it would be covered but for the other party's failure to carry same. Furthermore, Lessee shall not be liable to Lessor for lost profits or consequential damages beyond those items of damages which Lessor is entitled to recover under Article XII hereof and this sentence shall not be deemed to limit in any manner either (i) Lessor's entitlement to recover those damages or (ii) Lessee's indemnity obligations under Sections 17.09 and 17.22(e). The provisions of Article XII, Sections 17.09 and 17.22(e), respectively, shall control any apparent conflict between those provisions and this Section 7.07.

     SECTION 7.08. LESSOR AS PARTY DEFENDANT. If by reason of an act or omission of Lessee or any of its employees, agents, invitees, licensee, visitors, guests or contractors, Lessor is made a party defendant or a cross-defendant to any action involving the Premises or this Lease, Lessee shall hold harmless and indemnify Lessor from all liability or claims of liability, including all damages, attorney fees and costs of suit.

                                  ARTICLE VIII
                              DAMAGE OR DESTRUCTION

     SECTION 8.01.  DESTRUCTION OF THE PREMISES.

     (a) In the event of a partial destruction of the Premises (i.e., less than fifty percent (50%) of its Rentable Area) during the Lease Term from any cause, Lessor, upon receipt of, and to the extent of, insurance proceeds paid in connection with such casualty (or within a reasonable time of the event if Lessor does not receive such proceeds due to Lessor's failure to carry same in contravention of its duty to do so under Section 7.06 above) and the deductible from Lessee which Lessee shall pay to Lessor within ten (10) business days after demand, shall forthwith repair the same, provided the repairs can be made within a reasonable time under state, federal, county and municipal applicable law, but such partial destruction shall in no way annul or void this Lease, (except as provided in Section 8.01(b) below) provided that Lessee shall be entitled to a proportionate credit for rent equal to rental income insurance proceeds received by Lessor (or equal to the amount of such proceeds which would have been paid but for Lessor's failure to

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carry same in contravention of its duty to do so under Section 7.06 above) and provided further that Lessee shall repair all damage and destruction to those items as to which Lessee is required to maintain fire and casualty insurance under Section 7.02 above. Lessor and Lessee each shall use diligence in making such repairs within a reasonable time period, subject to the Force Majeure provisions of Section 17.21, in which instance the time period shall be extended accordingly, and this Lease shall remain in full force and effect, with the rent to be proportionately reduced as provided above in this Section. If the Premises are damaged by any peril within twelve (12) months prior to the last day of the Lease Term and, in the reasonable opinion of the Lessor's architect or construction consultant, the restoration of the Premises cannot be substantially completed within ninety (90) days after the date of such damage Lessor may terminate this Lease on sixty (60) days written notice to Lessee.

     (b) If the Premises are damaged or destroyed by any cause to the extent of more than fifty percent (50%) of their total Rentable Area during the Lease Term, Lessor shall notify Lessee within sixty (60) days after such damage or destruction whether it will repair the same within nine (9) months (subject to the Force Majeure provision of Section 17.21) from the date of such notice. If Lessor states that it will not repair within said nine (9) months (subject to Force Majeure) this Lease shall terminate thirty (30) business days after Lessor gives its notice. In the event of such termination, Lessee shall pay to Lessor all insurance proceeds, if any, received by Lessee as a result of the damage or destruction to the extent allocable to Tenant Improvements (other than the laboratory facilities portion thereof which Lessee would have been entitled to remove hereunder) and Alterations installed therein by Lessee with or without the prior written consent of Lessor. If Lessor states that it will repair within said nine (9) months (subject to Force Majeure), Lessor shall, upon receipt of and to the extent of insurance proceeds paid (or which would have been paid but for Lessor's failure to carry same in contravention of its duty to do so under
Section 7.06 above) in connection with such casualty and the deductible amount from Lessee, forthwith conduct the repair and diligently pursue the same to completion, but such destruction shall in no way annul or void this Lease, provided that Lessee shall be entitled to a proportionate credit for rent equal to rental income insurance proceeds received by Lessor.

     SECTION 8.02. WAIVER OF CIVIL CODE REMEDIES. Lessee hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises, including without limitation any rights pursuant to the provisions of
Section 1932, Subdivisions 1 and 2 and Section 1933, Subdivision 4, of the California Civil Code, as amended from time-to-time, and the provisions of any similar law hereinafter enacted.

     SECTION 8.03. NO ABATEMENT OF RENTALS. The Base Rent, Additional Rent and other charges due under this Lease shall not be reduced or abated by reason of any damage or destruction to the Premises (but will be subject to credit as provided in Section 8.01(a) and (b) above with respect to rental loss insurance proceeds received or which would have been paid but for Lessor's failure to carry same in contravention of its duty to do so under Section 7.06 above by Lessor), and Lessor shall be entitled to all proceeds of the insurance maintained pursuant to Section 7.01 above during the period of rebuilding pursuant to Section 8.01 above, or if the Lease is terminated pursuant to
Section 8.01 above. Lessee shall have no claim against Lessor,

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including, without limitation, for compensation for inconvenience or loss of business, profits or goodwill during any period of repair or reconstruction.

     SECTION 8.04. NO LIABILITY FOR LESSEE'S TENANT IMPROVEMENTS, ALTERATIONS OR PERSONAL PROPERTY. In no event shall Lessor have any liability for, nor shall it be required to repair or restore, any injury or damage to Lessee's Tenant Improvements, Alterations or personal property or to any other personal property of other in or upon the Premises, Building 8 or Project.


                                   ARTICLE IX
                               REAL PROPERTY TAXES

     SECTION 9.01.  PAYMENT OF TAXES.

     (a) Subject to Lessee timely paying Lessor the same in advance as provided below, Lessor shall pay all real property taxes, including any escaped or supplemental tax and any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license, fee, charge, excise or imposition ("real property tax"), imposed, assessed or levied on or with respect to the Project by any Federal, State, County, City or other political subdivision or public authority having the direct or indirect power to tax, including, without limitation, any improvement district or any community facilities district (including with respect to a district established for purposes of constructing the Seaport Boulevard improvements and other improvements as required in the Development Agreement or by the City of Redwood City ("Community Facility District Bond"), as against any legal or equitable interest of Lessor in the Project or against the Project or any part thereof applicable to the Project for all periods of time included within the Lease Term (as the same may be extended and during any holdover period), as well as any government or private cost sharing agreement assessments made for the purpose of augmenting or improving the quality of services and amenities normally provided by government agencies and any tax, fee, charge, imposition or excise described in subsection (b) below. All such payments shall be made by Lessee directly pursuant to Section 4.05 hereof no later than ten (10) days after Lessor's delivery to Lessee of a statement of the real property tax due, together with a copy of the applicable tax bill except to the extent such amounts are included in estimated real property taxes paid monthly pursuant to Section 4.07(b). Notwithstanding the foregoing, Lessee shall not be required to pay any net income taxes, franchise taxes, or any succession, estate or inheritance taxes of Lessor.

     (b) If at anytime during the Lease Term, the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state, levies or assesses against Lessor a tax, fee, charge, imposition or excise on rents under the Lease, the square footage of the Premises or Project, the act of entering into this Lease, or the occupancy of Lessee, or levies or assesses against Lessor any other tax, fee, or excise, however described, including, without limitation, a so-called value added, business license, transit, commuter, environmental or energy tax fee, charge or excise or imposition related to the Project as a direct substitution in whole or in part

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for, or in addition to, any real property taxes on the Project the same shall be included in real property taxes and Lessee shall pay ten (10) days before delinquency or ten (10) days after receipt of the tax bill, whichever is later, that tax, fee, charge, excise or imposition except to the extent estimated real property taxes are billed and paid monthly and such tax, fee, charge, excise or imposition is included therein. Lessee's obligation with respect to the aforesaid substitute taxes shall be limited to the amount thereof as computed at the rates that would be payable if the Project were the only property of Lessor.

     (c) Lessor shall provide Lessee with copies of all tax and assessment bills on the Premises promptly upon Lessor's receipt of Lessee's written request therefore, thereof, Lessor shall also promptly provide to Lessee evidence of payment upon Lessor's receipt of Lessee's written request therefore.

     (d) With respect to taxes and assessments which may lawfully be paid in installments, for the purpose of this Section, real property tax in any period shall include only such portion of the same which is payable within such period and any interest payable thereon computed (whether or not such is the case) as if Lessor had elected to pay the same over the longest period permitted by law.

     (e) If Lessor shall obtain any abatement or refund on account of any real property tax as to which Lessee shall have paid payments hereunder, Lessor shall promptly refund to Lessee Lessee's portion of any such abatement or refund, after deducting there from the reasonable costs and expenses incurred by Lessor in obtaining such abatement or refund.

     (f) Real property taxes payable by Lessee hereunder shall not include real property taxes applicable to office/research and development buildings other than Building 8 or the legal parcels on which such other buildings are located, but Lessee shall pay Lessee's Share of real property taxes applicable to (i) Building 8 (together with the legal parcel on which it is located) and (ii) the Project Common Area.

     SECTION 9.02. PRO RATION FOR PARTIAL YEARS. If any such taxes paid by Lessee shall cover any period prior to the Commencement Date or after the Expiration Date of the Lease Term, Lessee's Share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to any extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same in which case Lessee shall repay such amount to Lessor within ten (10) days after written demand, together with interest at the Agreed Rate.

     SECTION 9.03.  PERSONAL PROPERTY TAXES.

     (a) Lessee shall pay prior to delinquency all taxes imposed, assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures,

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furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

     (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     (c) If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the Agreed Rate.

                                    ARTICLE X
                                    UTILITIES

     SECTION 10.01. LESSEE TO PAY. Lessee shall pay prior to delinquency and throughout the Lease Term, all charges for water, gas, heating, cooling, sewer, telephone, electricity, garbage, air conditioning and ventilation, janitorial service, landscaping and all other services and utilities supplied to the Premises, including Lessee's Share of any such services or utilities which are not separately metered for the Premises. The disruption, failure, lack or shortage of any service or utility with respect to the Premises, Building or Project due to any cause whatsoever shall not affect any obligation of Lessee hereunder, and Lessee shall faithfully keep and observe all the terms, conditions and covenants of this Lease and pay all rent due hereunder, all without diminution, credit or deduction, provided that, to the extent the cause is the failure of Lessor to observe or perform an obligation of Lessor, hereunder Lessor shall initiate the cure of such failure immediately after receipt from Lessee of notice of the failure and Lessor shall thereafter diligently prosecute said cure to completion.

                                   ARTICLE XI
                            ASSIGNMENT AND SUBLETTING

     SECTION 11.01. LESSOR'S CONSENT REQUIRED. Except as provided in Section 11.02, Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, license or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises or any part thereof, without Lessor's prior written consent, which Lessor shall not unreasonably withhold, condition or delay. Lessor shall respond in writing to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance, subletting or licensing without such consent shall be void, and shall constitute a breach of this Lease. By way of example, but not limitation, reasonable grounds for denying consent include: (i) poor credit history or insufficient financial strength of transferee, (ii) transferee's intended use of the Premises is inconsistent with the permitted use or will materially and adversely affect Lessor's interest. Lessee shall reimburse Lessor upon demand for Lessor's reasonable costs and expenses (including attorneys' fees, architect fees and engineering fees) involved in renewing any request for consent whether or not consent is granted, provided that Lessee's obligation for

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attorneys' fees shall not exceed One Thousand Dollars ($1,000) unless any of the documents involved in the transaction become the subject of negotiation.

     SECTION 11.02. LESSEE AFFILIATES. Lessee may assign or sublet the Premises, or any portion thereof, to any corporation which controls, is controlled by, or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all of Lessee's stock or all, or substantially all of the assets of Lessee as a going concern of the business that is being conducted on the Premises ("Affiliate"), provided that said assignee or sublessee assumes, in full, the obligations of Lessee under this Lease and provided further that the use to which the Premises will be put does not materially change. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease. Any portion of the Premises which is assigned or sublet to an Affiliate of Lessee shall not be included in the calculation of subleased, assigned or transferred Rentable Area for the purposes of Section 11.06.

     SECTION 11.03. NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.

     SECTION 11.04. EXCESS RENT. In the event Lessor shall consent to a sublease or an assignment, Lessee shall pay to Lessor with its regularly scheduled Base Rent payments, fifty percent (50%) of all sums and the fair market value of all consideration collected or received by Lessee from a sublessee or assignee which are in excess of the Base Rent and Additional Rent due and payable with respect to the subject space pursuant to Article IV for the time period encompassed by the sublease or assignment term, after first deducting reasonable leasing commissions paid by Lessee with respect to such sublease or assignment.

     SECTION 11.05. INFORMATION TO BE PROVIDED. Lessee's written request to Lessor for consent to an assignment or subletting or other form of transfer shall be accompanied by (a) the name and legal composition of the proposed transferee; (b) the nature of the proposed transferee's business to be carried on in the Premises; (c) the terms and provisions of the proposed transfer agreement; and (d) such financial and other reasonable information as Lessor may request concerning the proposed transferee.

     SECTION 11.06. LESSOR'S RECAPTURE RIGHTS.

     (a)  LESSOR'S RECAPTURE RIGHTS. Notwithstanding any other provision of this
Article 11, in the event that Lessee proposes to sublease or assign or otherwise transfer to any person or entity not an Affiliate of Lessee any interest in this Lease or the Premises or any part thereof affecting (collectively with all other such subleases, assignments, or transfers then in effect) more

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than fifty percent (50%) of the square footage of the Rentable Area of the
Premises (such affected portion of the Rentable Area of the Premises is hereafter designated "RECAPTURE SPACE") for more than the lesser of either (i) three (3) years, or (ii) fifty percent (50%) of the then remaining Lease Term, then Lessor shall have the option to recapture the Recapture Space by written notice to Lessee ("RECAPTURE NOTICE") given within ten (10) business days after Lessor receives any notice of such proposed assignment or sublease or other transfer ("TRANSFER NOTICE"). A timely Recapture Notice terminates this Lease for the Recapture Space, effective as of the date specified in the Transfer Notice. If Lessor declines or fails timely to deliver a Recapture Notice, Lessor shall have no further right under this Section 11.06 to the Recapture Space unless it becomes available again after transfer by Lessee. Lessor's recapture rights shall be subject to the rights of any sublessee, assignee or transferee of Lessee set forth in any sublease, assignment or agreement of transfer to which Lessor has consented, but subject to the terms and conditions set forth in Lessor's consent; any such sublease, assignment or agreement of transfer shall be assigned to Lessor as of the effective date of the recapture.

     (b) CONSEQUENCES OF RECAPTURE. To determine the new Base Rent under this Lease if Lessor recaptures the Recapture Space, the then current Base Rent (immediately before Lessor's recapture) under the Lease shall be multiplied by a fraction, numerator of which is the square feet of the Rentable Area retained by Lessee after Lessor's recapture and the denominator of which is the total square feet of the Rentable Area before Lessor's recapture. The Additional Rent, to the extent that it is calculated on the Rentable Area of the Premises, shall be reduced to reflect Lessee's Share based on the Rentable Ares of the Premises retained by Lessee after Lessor's recapture. This Lease as so amended shall continue thereafter in full force and effect. Either party may require written confirmation of the amendments to this Lease necessitated by Lessor's recapture of the Recapture Space. If Lessor recaptures the Recapture Space, Lessor shall, at Lessor's sole expense, construct, paint, and furnish any partitions required to segregate the Recapture Space from the remaining Premises retained by Lessee as well as arrange separate metering of utilities.

                                   ARTICLE XII
                               DEFAULTS; REMEDIES

     SECTION 12.01. DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

     (a) The abandonment of the Premises by Lessee or the commission of waste at the Premises or the making of an assignment or subletting in violation of
Article XI, provided however, abandonment shall be considered to not occur if the Premises are maintained and occupied to the extent necessary to maintain the insurance on each and every portion of the Premises;

     (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, if such failure continues for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor

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serves Lessee with a Notice to Pay Rent or Quit in the form required by applicable Unlawful Detainer statutes such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

     (c) Lessee's failure to provide (i) any supplemental letter of credit as required by Section 4.06, (ii) any instrument or assurance as required by
Section 7.05 or (iii) estoppel certificate as required by Section 15.01 or (iv) any document subordinating this Lease to a Lender's deed of trust as required by
Section 17.13, if any such failure continues for five (5) business days after written notice of the failure. In the event Lessor serves Lessee with a Notice to Perform Covenant or Quit in the form required by applicable Unlawful Detainer Statutes, such Notice shall constitute the notice required by this paragraph, provided that the cure period stated in the Notice shall be five (5) business days rather than the statutory three (3) days;

     (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (a) (b) or (c) above, if such failure continues for a period of ten (10) business days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than ten (10) business days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said ten (10) business day period and thereafter diligently prosecutes such cure to completion;

     (e) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) the filing by Lessee of a voluntary petition in bankruptcy under Title 11 U.S.C. or the filing of an involuntary petition against Lessee which remains uncontested for a period of sixty days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, provided, however, in the event that any provisions of this Section 12.01(e) is contrary to any applicable law, such provision shall be of no force or effect;

     (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or any guarantor of Lessee's obligations hereunder, was materially false; and

     (g) The occurrence of a material default and breach by Lessee under any other Lease between Lessee and Lessor (or any affiliate of Lessor) for Premises in Pacific Shores Center.

     SECTION 12.02. REMEDIES. In the event of any such material default and breach by Lessee, Lessor may at any time thereafter, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default and breach:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means including by way of unlawful detainer (and without any further notice if a notice in compliance

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with the unlawful detainer statutes and in compliance with paragraphs (b), (c)
and (d) of Section 12.01 above has already been given), in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, (i) the cost of recovering possession of the Premises including reasonable attorney's fees related thereto; (ii) the worth at the time of the award of any unpaid rent that had been earned at the time of the termination, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iii) the worth at the time at the time of the award of the amount by which the unpaid rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest at the Agreed Rate but in no case greater than the maximum amount of interest permitted by law, (iv) the worth at the time of the award of the amount by which the unpaid rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one per cent (1%),
(v) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new tenant (whether for the same or a different use), and any special concessions made to obtain a new tenant, and (vi) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

     (b)  Maintain Lessee's right to possession as provided in Civil Code
Section 1951.4 in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state of California. Unpaid amounts of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the Agreed Rate.

     SECTION 12.03. DEFAULT BY LESSOR. Lessor shall not be in default under this Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than ten (10) business days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying that Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than ten (10) business days are reasonably required for performance then Lessor shall not be in default if Lessor commences performance within such ten (10) business day period and thereafter diligently prosecutes the same to completion. In the event Lessor does not commence performance within the ten (10) business day period provided herein, Lessee may perform such obligation and will be reimbursed for its expenses by Lessor together with interest thereon at the

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Agreed Rate. Lessee waives any right to terminate this Lease or to vacate the
Premises on Lessor's default under this Lease. Lessee's sole remedy on Lessor's default is an action for damages or injunctive or declaratory relief. Notwithstanding the foregoing, nothing herein shall be deemed applicable in the event of Lessor's delay in delivery of the Premises. In that situation, all rights and remedies shall be determined under Section 3.01 above.

     SECTION 12.04. LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designated agent within five (5) days after such amount is due and owing, Lessee shall pay to Lessor a late charge equal to (i) 3% of such overdue amount the first time a late charge is payable, and (ii) five percent (5%) of such overdue amount every other time a late charge is payable during the Lease Term. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Section 4.01 or any other provision of this Lease to the contrary.

     SECTION 12.05 LESSOR'S RIGHT TO PERFORM LESSEE'S OBLIGATIONS. All obligations to be performed or observed by Lessee under this Lease shall be performed or observed by Lessee at Lessee's expense and without any reduction of rent. Lessor may perform or observe any obligation of Lessee which is in default hereunder, without waiving Lessor's other rights and remedies for Lessee's failure to perform or observe any obligations under this Lease and without releasing Lessee from any such obligations. Within ten (10) days after receiving a statement from Lessor, Lessee shall pay to Lessor the amount of expense reasonably incurred by Lessor in performing or observing Lessee's obligation.

                                  ARTICLE XIII
                            CONDEMNATION OF PREMISES.

     SECTION 13.01. TOTAL CONDEMNATION. If the entire Premises, whether by exercise of governmental power or the sale or transfer by Lessor to any condemnor under threat of condemnation or while proceedings for condemnation are pending, at any time during the Lease Term, shall be taken by condemnation such that there does not remain a portion suitable for occupation, this Lease shall then terminate as of the date transfer of possession is required. Upon such condemnation, all rent shall be paid up to the date transfer of possession is required, and Lessee shall have no claim against Lessor or the award for the value of the unexpired portion of this Lease Term.

     SECTION 13.02. PARTIAL CONDEMNATION. If any portion of the Premises is taken by condemnation during the Lease Term, whether by exercise of governmental power or the sale for transfer by Lessor to an condemnor under threat of condemnation or while proceedings for condemnation are pending, this Lease shall remain in full force and effect except that in the event a partial taking (i) is more than thirty-three percent (33%) of the total square footage of the Premises; or (ii) leaves the Premises unfit for the conduct of the business of Lessee, then Lessee shall have the right to terminate this Lease effective upon the date transfer of possession is required. Moreover, Lessor shall have the right to terminate this Lease effective on the date transfer of possession is required if more than thirty-three percent (33%) of the total square footage of the Premises is taken by condemnation. Lessee and Lessor may elect to exercise their respective rights to terminate this Lease pursuant to this Section by serving written notice to the other within thirty (30) days after receipt of notice of condemnation. All rent shall be paid up to the date of termination, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the Lease Term. If this Lease shall not be terminated, the rent after such partial taking shall be that percentage of the adjusted Base Rent specified herein, equal to the percentage which the square footage of the untaken part of the Premises, immediately after the taking, bears to the square footage of the entire Premises immediately before the taking. If Lessee's continued use of the Premises requires alterations and repair by reason of a partial taking, all such alterations and repair shall be made by Lessee at Lessee's expense. Lessee waives all rights it may have under California Code of Civil Procedure Section 1265.130 or otherwise, to terminate this Lease based on partial condemnation.

     SECTION 13.03. AWARD TO LESSEE. In the event of any condemnation, whether total or partial, Lessee shall have the right to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Lessee for loss of its business fixtures, or equipment belonging to Lessee immediately prior to the condemnation including any laboratory facilities portion of the Tenant Improvements which Lessee has the right to remove but elects not to. The balance of any condemnation award shall belong to Lessor (including, without limitation, any amount attributable to any excess of the market value of the Premises for the remainder of the Lease Term over the then present value of the rent payable for the remainder of the Lease Term) and Lessee shall have no further right to recover from Lessor or the condemning authority for any claims arising out of such taking, provided that Lessee shall have the right to make a separate claim in the condemnation proceeding, as long as the award payable to Lessor is not reduced thereby, for the taking of the unamortized (using the first sixty (60) months of the initial Lease Term as the amortization period) value of any Tenant Improvements paid for by Lessee which are not removed by Lessee.

                                   ARTICLE XIV
                                 ENTRY BY LESSOR

     SECTION 14.01. ENTRY BY LESSOR PERMITTED. Lessee shall permit Lessor and its employees, agents and contractors to enter the Premises and all parts thereof (i) upon twenty-four (24) hours notice (or without notice in an emergency), including without limitation, the Building and all parts thereof at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Premises; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make repairs, alterations or additions to any other portion of the Premises and (ii) upon twenty-four (24) hours notice to show the Premises and post "To Lease" signs for the purposes of reletting during the last twelve (12) months of the Lease Term (provided that Lessee has failed to exercise its option to extend) or extended Lease Term to show the Premises as part of a prospective sale by Lessor or to post notices of nonresponsibility. Lessor shall have such right of entry without any rebate of rent to Lessee for any loss of occupancy or quiet enjoyment of the Premises hereby occasioned.

                                   ARTICLE XV
                              ESTOPPEL CERTIFICATE

     SECTION 15.01. ESTOPPEL CERTIFICATE.

     (a) Lessee shall at any time upon not less than fifteen (15) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying, if true, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying, if true, that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging, if true, that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed and (iii) certifying or acknowledging, if true, such other matters as are requested by any prospective lender or buyer which are reasonably related to the loan or sale transaction. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

     (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.

                                   ARTICLE XVI
                               LESSOR'S LIABILITY

     SECTION 16.01. LIMITATIONS ON LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title of the Premises. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. For any breach of this Lease by Lessor, the liability of Lessor (including all persons and entities that comprise Lessor, and any successor

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

Lessor) and any recourse by Lessee against Lessor shall be limited to the interest of Lessor, and Lessor's successors in interest, in and to the Project. On behalf of itself and all persons claiming by, through, or under Lessee, Lessee expressly waives and releases Lessor and each member, agent and employee of Lessor from any personal liability for breach of this Lease.

                                  ARTICLE XVII
                               GENERAL PROVISIONS

     SECTION 17.01. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     SECTION 17.02. AGREED RATE INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to either party not paid when due shall bear interest at the Bank of America prime rate plus one percent (1%) ("AGREED RATE"). Payment of such interest shall not excuse or cure any default by Lessee under this Lease. Despite any other provision of this Lease, the total liability for interest payments shall not exceed the limits, if any, imposed by the usury laws of the State of California. Any interest paid in excess of those limits shall be refunded to the payor by application of the amount of excess interest paid against any sums outstanding in any order that payee requires. If the amount of excess interest paid exceeds the sums outstanding, the portion exceeding those sums shall be refunded in cash to the payor by the payee. To ascertain whether any interest payable exceeds the limits imposed, any nonprincipal payment (including late charges) shall be considered to the extent permitted by law to be an expense or a fee, premium, or penalty rather than interest.

     SECTION 17.03. TIME OF ESSENCE. Time is of the essence in the performance of all obligations under this Lease.

     SECTION 17.04. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be Additional Rent and Lessor shall have all the rights and remedies for the nonpayment of same as it would have for nonpayment of Base Rent, except that the one year requirement of Code of Civil Procedure Section 1161(2) shall apply only to scheduled installments of Base Rent and not to any Additional Rent. All references to "rent" (except specific references to either Base Rent or Additional Rent) shall mean Base Rent and Additional Rent.

     SECTION 17.05. INCORPORATION OF PRIOR AGREEMENTS, AMENDMENTS AND EXHIBITS. This Lease (including Exhibits A, B, C, D, E, F, G, H, I, J, K and L) contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the Lessor nor any employees or agents of the Lessor has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Lease Term except as otherwise specifically stated in this Lease. Neither party has been induced to enter into this Lease by, and neither party is relying on, any representation or warranty outside those expressly set forth in this Lease.

     SECTION 17.06. NOTICES.

     (a) WRITTEN NOTICE. Any notice required or permitted to be given hereunder shall be in writing and shall be given by a method described in paragraph (b) below and shall be addressed to Lessee or to Lessor at the addresses noted below, next to the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee, but delay or failure of delivery to such person shall not affect the validity of the delivery to Lessor or Lessee.

     (b)  METHODS OF DELIVERY:

          (i) When personally delivered to the recipient, notice is effective on delivery. Delivery to the person apparently designated to receive deliveries at the subject address is personally delivered if made during business hours (e.g. receptionist).

          (ii) When mailed by certified mail with return receipt requested, notice is effective on receipt if delivery is confirmed by a return receipt.

          (iii) When delivery by overnight delivery Federal Express/Airborne/ United Parcel Service/DHL WorldWide Express with charges prepaid or charged to the sender's account, notice is effective on delivery if delivery is confirmed by the delivery service.

     (c) REFUSED, UNCLAIMED OR UNDELIVERABLE NOTICES. Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to be effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

     SECTION 17.07. WAIVERS. No waiver of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provisions. Any consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

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

     SECTION 17.08. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes, provided that Lessee shall also simultaneously execute in recordable form and delivering to Lessor a Quit Claim Deed as to its leasehold and any other interest in the Premises and hereby authorizes Lessor to date and record the same only upon the expiration or sooner termination of this Lease.

     SECTION 17.09. SURRENDER OF POSSESSION; HOLDING OVER.

     (a) At the expiration of the Lease, Lessee agrees to deliver up and surrender to Lessor possession of the Premises and all improvements thereon broom clean and, in as good order and condition as when possession was taken by Lessee, excepting only ordinary wear and tear (wear and tear which could have been avoided by first class maintenance practices and in accordance with industry standards shall not be deemed "ordinary"). Upon expiration or sooner termination of this Lease, Lessor may reenter the Premises and remove all persons and property therefrom. If Lessee shall fail to remove any personal property which it is entitled or obligated to remove from the Premises upon the expiration or sooner termination of this Lease, for any cause whatsoever, Lessor, at its option, may remove the same and store or dispose of them, and Lessee agrees to pay to Lessor on demand any and all expenses incurred in such removal and in making the Premises free from all dirt, litter, debris and obstruction, including all storage and insurance charges. If the Premises are not surrendered at the end of the Lease Term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, actual damages for lost rent and with respect to any claims of a successor occupant.

     (b) If Lessee, with Lessor's prior written consent, remains in possession of the Premises after expiration of the Lease Term and if Lessor and Lessee have not executed an express written agreement as to such holding over, then such occupancy shall be a tenancy from month to month at a monthly Base Rent equivalent to one hundred twenty-five percent (125%) of the monthly rental in effect immediately prior to such expiration, such payments to be made as herein provided for Base Rent. In the event of such holding over, all of the terms of this Lease, including the payment of Additional Rent all charges owing hereunder other than rent shall remain in force and effect on said month to month basis.

     SECTION 17.10. CUMULATIVE REMEDIES. No remedy or election hereunder by Lessor shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity, provided that notice and cure periods set forth in Article XII are intended to extend and modify statutory notice provisions to the extent expressly stated in Section 12.01.

     SECTION 17.11. COVENANTS AND CONDITIONS. Each provision of this Lease to be observed or performed by Lessee shall be deemed both a covenant and a condition.

     SECTION 17.12. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Article XVI, this

Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California and any legal or equitable action or proceeding brought with respect to the Lease or the Premises shall be brought in Santa Clara County, California except for such actions or proceedings as are required by California law to be brought in the County were the subject real property is located.

     SECTION 17.13. LEASE TO BE SUBORDINATE. Lessee agrees that this Lease is and shall be, at all times, subject and subordinate to the lien of any mortgage, deed of trust or other encumbrances which Lessor may create against the Premises including all renewals, replacements and extensions thereof provided, however, that regardless of any default under any such mortgage, deed of trust or other encumbrance or any sale of the Premises under such mortgage, deed of trust or other encumbrance so long as Lessee timely performs all covenants and conditions of this Lease and continues to make all timely payments hereunder, this Lease and Lessee's possession and rights hereunder shall not be disturbed by the mortgagee or beneficiary or anyone claiming under or through such mortgagee or beneficiary. Lessee shall execute any documents which are commercially reasonable (i.e., of a type customarily executed between lenders and lessees for similar loans and leases) subordinating this Lease within ten (10) days after delivery of same by Lessor so long as the mortgagee or beneficiary agrees therein that this Lease will not be terminated if Lessee is not in default following a foreclosure, including, without limitation, any Subordination Non-Distribution and Attornment Agreement ("SNDA") which is substantially in the form attached hereto as Exhibit "F."

     SECTION 17.14. ATTORNEYS' FEES. If either party herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to recover its reasonable attorney's fees, expert witness fees and costs as fixed by the Court.

     SECTION 17.15. SIGNS. Lessee shall not place any sign outside the Premises (or visible from outside the Premises) without Lessor's prior written consent, which consent shall not be unreasonably withheld and subject to Lessee's obtaining approval by the City of Redwood City. Lessee, at its sole cost and expense, after obtaining Lessor's prior written consent, shall install, maintain and remove prior to expiration of this Lease (or within ten (10) days after any earlier termination of this Lease) all signage in full compliance with (i) all applicable law, statutes, ordinances and regulations and (ii) all provisions of this Lease concerning Alterations and (ii) Lessor's signage policy set forth on Exhibit G hereto.

     SECTION 17.16. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     SECTION 17.17. GUARANTOR. [Intentionally Omitted]

     SECTION 17.18. QUIET POSSESSION. Upon Lessee timely paying the rent for the Premises and timely observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire Lease Term, subject to all of the provisions of this Lease.

     SECTION 17.19. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and conditions, covenants and restrictions, so long as such easements, rights, dedications, Maps and conditions, covenants and restrictions do not unreasonably interfere with the use of the Premises of parking rights granted hereunder, including access thereto, by Lessee. Lessee shall sign any of the aforementioned or other documents, and take such other actions, which are reasonably necessary or appropriate to accomplish such granting, recordation and subordination of the Lease to same, upon request of Lessor, and failure to do so within ten (10) business days after a written request to do so shall constitute a material breach of this Lease, provided that Lessor shall reimburse Lessee for Lessee's reasonable out-of-pocket expenses necessarily incurred in the performance of Lessee's obligations under this Section 17.19..

     SECTION 17.20. AUTHORITY. Each individual executing this Lease on behalf of a corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity in accordance with a duly adopted resolution of the governing group of the entity empowered to grant such authority, and that this Lease is binding upon said entity in accordance with its terms. Each party shall provide the other with a certified copy of its resolution within thirty (30) days after execution hereof, but failure to do so shall in no manner (i) be evidence of the absence of authority or (ii) affect the representation or warranty.

     SECTION 17.21. FORCE MAJEURE DELAYS. In any case where either party hereto is required to do any act (other than the payment of money), delays caused by or resulting from Acts of God or Nature, war, civil commotion, fire, flood or other casualty, labor difficulties, shortages of labor or materials or equipment, government regulations, delay by government or regulatory agencies with respect to approval or permit process, unusually severe weather, or other causes beyond such party's reasonable control the time during which act shall be completed, shall be deemed to be extended by the period of such delay, whether such time be designated by a fixed date, a fixed time or "a reasonable time."

     SECTION 17.22. HAZARDOUS MATERIALS.

     (a) DEFINITION OF HAZARDOUS MATERIALS AND ENVIRONMENTAL LAWS. "Hazardous Materials" means any (a) substance, product, waste or other material of any nature whatsoever which is or becomes listed regulated or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. sections 9601, et seq. ("CERCLA"); the Hazardous Materials Transportation Act ("HMTA") 49 U.S.C. section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. section 6901, et seq. ("RCRA"); the Toxic

Substances Control Act, 15 U.S.C. sections 2601, et seq. ("TSCA"); the Clean Water Act, 33 U.S.C. sections 1251, et seq.; the California Hazardous Waste Control Act, Health and Safety Code sections 25100, et seq.; the California Hazardous Substances Account Act, Health and Safety Code sections 26300, et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code sections 25249.5, et seq.; California Health and Safety Code sections 25280, et seq.; (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code sections 25170.1, et seq.; California Health and Safety Code sections 25501. et seq. (Hazardous Materials Response Plans and Inventory); or the Porter-Cologne Water Quality Control Act, California Water Code sections 13000, et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, but not limited to, response, removal and remediation costs) or standards of conduct or performance concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect (collectively, "Environmental Laws"); (b) any substance, product, waste or other material of any nature whatsoever whose presence in and of itself may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance, strict or absolute liability or under any reported decisions of a state or federal court, (c) petroleum or crude oil, including but not limited to petroleum and petroleum products contained within regularly operated motor vehicles and (d) asbestos.

     (b) LESSOR'S REPRESENTATIONS AND DISCLOSURES. Lessor represents that it has provided Lessee with a description of the Hazardous Materials on or beneath the Project as of the date hereof, attached hereto as Exhibit I and incorporated herein by reference and that except as described in the documents identified in Exhibit "I," Lessor has no actual knowledge of any Hazardous Materials at the Project. Lessee acknowledges receipt of the attached Exhibit I, which Lessor has provided pursuant to California Health & Safety Code Section 25359.7 which requires:

          "Any owner of nonresidential real property who knows, or has reasonable cause to believe, that any release of hazardous substances has come to be located on or beneath that real property shall, prior to the sale, lease or rental of the real property by that owner, give written notice of that condition to the buyer, lessee or renter of the real property."

     (c) LESSOR'S ENVIRONMENTAL INDEMNITY. Lessor agrees to indemnify and hold Lessee harmless from any liabilities, losses, claims, damages, penalties, fines, attorneys' fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, before or after the Commencement Date from an act or omission of Lessor (or Lessor's successor), its agents or employees (but not from an act or omission of any other person, including, without limitation, a tenant of or licensee of the Project or its agents, employees, invitees, vendors, contractors, agents or visitors or any other visitor to the Project) or from Lessor's misrepresentation of its actual knowledge of Hazardous Materials at the Project pursuant to the California Health & Safety Code or as otherwise required by law.

     (d) USE OF HAZARDOUS MATERIALS. Lessee shall not cause or permit any Hazardous Materials to be brought upon, kept or used in, on or about the Project by Lessee, its agents, employees, contractors, licensee, guests, visitors or invitees without the prior written consent of Lessor. Lessor shall not unreasonably withhold such consent so long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Materials are necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with all applicable Environmental Laws. Lessee shall, at all times, use, keep, store, handle, transport, treat or dispose all such Hazardous Materials in or about the Project in compliance with all applicable Environmental Laws. Lessee shall remove all Hazardous Materials used or brought onto the Project during the Lease Term from the Project prior to the expiration or earlier termination of the Lease.

     (e) LESSEE'S ENVIRONMENTAL INDEMNITY. Lessee agrees to indemnify and hold Lessor harmless from any liabilities, losses, claims, damages, penalties, fines, attorney fees, expert fees, court costs, remediation costs, investigation costs, or other expenses resulting from or arising out of the use, storage, treatment, transportation, release, presence, generation, or disposal of Hazardous Materials on, from or about the Project, and/or subsurface or ground water, after the Commencement Date from an act or omission of Lessee (or Lessee's successor), its agents, employees, invitees, vendors or contractors.

     (f) LESSEE'S OBLIGATION TO PROMPTLY REMEDIATE. If the presence of Hazardous Materials on the Premises after the Commencement Date results from an act or omission of Lessee (or Lessee's successors), its agents, employees, invitees, vendors, contractors, guests, or visitors results in contamination or deterioration of the Project or any water or soil beneath the Property, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense, provided that Lessor's consent to such action shall first be obtained, which consent shall not be unreasonably withheld, conditioned or delayed. In no event shall Lessee be responsible for, and Lessor shall indemnify and hold Lessee harmless with respect to, remediation of Hazardous Materials identified in Exhibit "I" which were disclosed as being present at the Project prior to the Commencement Date.

     (g) LESSOR'S OBLIGATION TO PROMPTLY REMEDIATE. If the presence of undisclosed Hazardous Materials on or beneath the Project before the Commencement Date or after Hazardous Materials on or beneath the Project has resulted or results from an act or omission of Lessor, its agents, employees, invitees, vendors or contractors (but not from an act or omission of any other person, including, without limitation, a tenant of or licensee of the Project or its agents, employees, invitees, vendors, contractors, agents or visitors) results in contamination or deterioration of the Project or the Premises or any water or soil beneath the Project, Lessee shall promptly take all action necessary or appropriate to investigate and remedy that contamination, at its sole cost and expense. In no event shall Lessor be responsible for remediation of Hazardous materials that were identified in Exhibit "I" (including approximate amounts of concentrations thereof) as being at the Project prior to the Commencement Date.

     (h) NOTIFICATION. Lessor and Lessee each agree to promptly notify the other of any communication received from any governmental entity concerning Hazardous Materials or the violation of Environmental Laws that relate to the Project.

     SECTION 17.23. MODIFICATIONS REQUIRED BY LESSOR'S LENDER. If any lender of Lessor requests a modification of this Lease that will not increase Lessee's cost or expense or materially and adversely change Lessee's rights and obligations hereunder, this Lease shall be so modified and Lessee shall execute whatever documents are required by such lender and deliver them to Lessor within ten (10) days after the request.

     SECTION 17.24. BROKERS. Lessor and Lessee each represents to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for the real estate brokers or agents identified on the signature page hereof ("Brokers") and that they know of no other real estate broker or agent who is entitled to a commission or finder's fee in connection with this Lease. Each party shall indemnify, protect, defend, and hold harmless the other party against all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including reasonable attorney fees) for any leasing commission, finder's fee, or equivalent compensation alleged to be owning on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 17.24 shall survive the expiration or earlier termination of the Lease Term.

     SECTION 17.25. [Intentionally Omitted]

     SECTION 17.26. ACKNOWLEDGMENT OF NOTICES. Lessor has provided and Lessee hereby acknowledges receipt of the Notices attached as Exhibits J and K hereto, concerning the presence of certain uses and operations of neighboring parcels of land.

     SECTION 17.27. LIST OF EXHIBITS.

                                                                       REF. PAGE

EXHIBIT A:   Real Property Legal Description,
                    Site Plan, and Building Elevations

EXHIBIT B:   Plans and Specifications for Shell Building
             [Intentionally Omitted]

EXHIBIT C:   Work Letter Agreement for Tenant
                    Improvements and Interior Specification Standards

EXHIBIT D:   Cost Responsibilities of Lessor and Lessee
             [Intentionally Omitted]

EXHIBIT E:   Memorandum of Commencement of Lease
                    Term and Schedule of Base Rent

EXHIBIT F:   SNDA

EXHIBIT G:   Signage Exhibit

EXHIBIT H:   Guaranty of Lease [Intentionally Omitted]

EXHIBIT I:   Hazardous Materials Disclosure

EXHIBIT J:   Notice to Tenants

EXHIBIT K:   Notice to Tenants

EXHIBIT L:   Rules and Regulations

LESSOR AND LESSEE EACH HAS CAREFULLY READ AND HAS REVIEWED THIS LEASE AND BEEN ADVISED BY LEGAL COUNSEL OF ITS OWN CHOOSING AS TO EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOWS ITS INFORMED AND VOLUNTARY CONSENT THERETO. EACH PARTY HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS AND CONDITIONS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     Executed at San Jose, California, as of the reference date.

LESSOR:                                     ADDRESS:

Pacific Shores Development, LLC,            c/o Jay Paul Company
a Delaware limited liability company        350 California Street, Suite 1905
                                            San Francisco, California 94104-1432
By: Technology Land, LLC,
    a California limited liability
    company
                                            With a copy to:

By:                                         Thomas G. Perkins, Esq.
    ------------------------------          99 Almaden Blvd., 8th Floor
    Jay Paul, Sole Member                   San Jose, CA 95113
                                            Telephone: 408- 993-9911
                                            Facsimile: 408-286.3312


LESSEE:                                     ADDRESS:

Arqule, Inc.,
a Delaware corporation                      ------------------------

                                            ------------------------
By:                                         (Before Commencement Date)
    ---------------------------

          (Type or print name)              Pacific Shores Center
Its:                                        Building 8, 5th Floor
    ----------------------------            1300 Seaport Boulevard
                                            Redwood City, CA 94063
                                            (After Commencement Date)

                                BROKER EXECUTION

     By signing below, the indicated real estate broker or agent is not being made a party hereto, but is signifying its agreement with the provisions hereof concerning brokerage.

LESSOR'S BROKER:                            ADDRESS:

Cornish & Carey Commercial                  2804 Mission College Boulevard
                                            Suite 120
                                            Santa Clara, California 95054
By:
      ---------------------------

      ---------------------------
       (Type or print name)

Its:
      ---------------------------

LESSEE'S BROKER:                            ADDRESS:

Cornish & Carey Commercial
                                            ------------------------------------
By:
      --------------------------
          (Type or print name)
Its:
      --------------------------

                                    EXHIBIT A
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                        REAL PROPERTY LEGAL DESCRIPTION,
                        SITE PLAN AND BUILDING ELEVATIONS

          (See Building Description and Depiction of Property attached)

Graphic representation [floor plan] of 5th floor, 1300 Seaport Boulevard, Redwood City, CA.

Promotional photograph of typical Pacific Shores Center building elevation.

Site plan of Pacific Shores Center showing locations of office buildings and other facilities.

                                    EXHIBIT B
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                     SHELL BUILDING PLANS AND SPECIFICATIONS

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT C
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                               ARQULE CORPORATION,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                             1300 SEAPORT BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

                  WORK LETTER AGREEMENT FOR TENANT IMPROVEMENTS
                      AND INTERIOR SPECIFICATION STANDARDS

     This Work Letter Agreement ("WORK LETTER") shall set forth the terms and conditions relating to the construction of Tenant Improvements within the Premises. This Work Letter is essentially organized chronologically and is intended to address the issues of the construction of Tenant Improvements at the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Work Letter to Articles or Sections of "the Lease" shall mean the relevant portions of the above referenced Lease to which this Work Letter is attached as Exhibit "C," and all references in this Work Letter to Sections of "this Work Letter" shall mean the relevant portions of Sections 1 through 5 of this Work Letter. "Landlord" herein shall have the same meaning as "Lessor" in the Lease and "Tenant" herein shall have the same meaning as "Lessee" in the Lease.

                                    SECTION I
                            DELIVERY OF THE PREMISES

1.1 DELIVERY BY LANDLORD. On the Lease Commencement Date, following the full execution and delivery of the Lease and this Work Letter by Landlord and Tenant, Landlord shall deliver the Premises to Tenant, and Tenant shall accept the Premises from Landlord "As-Is," subject to all the terms and conditions of the Lease, provided, that Tenant acknowledges that certain work involving the closure of a stairway between the Premises and the floor beneath the Premises will be conducted by Landlord during Tenant's construction in the Premises.

                                    SECTION 2
                               TENANT IMPROVEMENTS

2.1 TENANT TO CONSTRUCT. At Tenant's sole cost and expense, including payment to Landlord of (i) an amount equal to one percent (1%) of all costs of actual construction (and excluding costs of design and construction management paid by Tenant to third parties) as an oversight fee, (ii) all related out-of-pocket costs incurred by Landlord, and (iii) all related costs to which Landlord is entitled under, the Lease. Tenant shall construct certain interior improvements in conformance with the Approved Working Drawings described below ("TENANT IMPROVEMENTS") and subject to all the terms and conditions of the Lease and this Agreement. A failure, for any reason, to complete the construction of the Tenant Improvements by July 30, 2002, shall have no impact on the date for commencement of payment of Base Rent, which shall remain unchanged.

2.2  TENANT IMPROVEMENT ALLOWANCE. None

2.3 TENANT IMPROVEMENT SPECIFICATIONS. Landlord has established specifications (the "SPECIFICATIONS") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises. The Specifications are set forth on Schedule One hereto. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that the Tenant Improvements shall comply with certain Specifications as designated by Landlord. Landlord may make changes to the Specifications from time to time which changes shall not be retroactive or require retrofitting by Tenant.

                                    SECTION 3
                              CONSTRUCTION DRAWINGS

3.1 PREPARATION OF DRAWINGS. Tenant shall retain an architect/space planner approved by Landlord (the "ARCHITECT") and engineering consultants approved by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work to be conducted in the Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be referenced collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply with drawing format and specifications determined by Landlord, and shall be subject to Landlord's approval, which Construction Drawings shall contain the information listed on Schedule Two attached hereto. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section 7.07(a) of the Lease shall specifically apply to the

Construction Drawings.

3.2 FINAL SPACE PLAN. On or before April 30, 2002, Tenant shall supply Landlord with four (4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "FINAL SPACE PLAN") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require and submit the revised Final Space Plan to Landlord for its approval no later than five (5) business days after Landlord delivers its advice. Landlord's failure to advise timely shall be deemed approval.

3.3 FINAL WORKING DRAWINGS. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings with complete specifications in a form which is complete to allow subcontractors to bid on all of the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit to Landlord for Landlord's approval, on or before May 30, 2002, four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within ten (10) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith and submit the revised Final Working Drawings to Landlord no later than ten (10) business days after Landlord delivers its advice. Landlord's failure to advise timely shall be deemed approval.

3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant shall submit the same to the City of Redwood City for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings other than to reflect changes which are within the discretion of Tenant hereunder may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, delayed or conditioned.

                                    SECTION 4
                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1  Tenant's Selection of Contractors.

     4.1.1 THE CONTRACTOR. A general contractor shall be retained by Tenant to construct the Tenant Improvements pursuant to a written construction contract ("CONSTRUCTION CONTRACT"). Such general contractor ("CONTRACTOR") shall be selected by Tenant subject to Landlord's consent, which consent shall not be unreasonably withheld or delayed provided that such contractor is a California licensed contractor with a successful track record of constructing first class tenant improvements in first class office buildings and has never been involved in a material dispute with Landlord.

     4.1.2 TENANT'S AGENTS. All subcontractors and laborers used by Tenant (such subcontractors and laborers, to be referred to collectively with the Contractor as "TENANT'S AGENTS") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors and laborers for Landlord's written approval.

4.2  CONSTRUCTION OF TENANT IMPROVEMENTS BY TENANT'S AGENTS.

     4.2.1 CONSTRUCTION CONTRACT, COST BUDGET. Within two (2) business days of its execution by Tenant and Contractor, Tenant shall deliver a copy of the Construction Contract and the budget for the construction of the Tenant Improvements and a check payable to Landlord in an amount equal to one percent (1%) the construction price for the cost of construction of the Tenant Improvements.

     4.2.2      TENANT'S AGENTS.

                4.2.2.1 LANDLORD'S GENERAL CONDITIONS FOR TENANT'S AGENTS AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in accordance with the Approved Working Drawings and a construction schedule to be created on or before May 30, 2002 by contractor and approved by Landlord which approval shall not be unreasonably withheld, delayed or conditioned ("APPROVED CONSTRUCTION SCHEDULE"); (ii) Tenant shall take such action as is necessary to cause Tenant's Agents to adhere to the Approved Construction Schedule; and (iii) Tenant shall abide by and cause all of Tenant's Agents to abide by all rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Work Letter, including, without limitation, the construction of the Tenant Improvements. Tenant shall reimburse landlord within ten (10) business days after demand, for all costs of repair and cleanup incurred by Landlord for damage to the Premises, Building 8 or Project caused by Tenant or Tenant's Agents or debris, litter or other materials or matter left within the premises at any time.

                4.2.2.2 INDEMNITY. Tenant's indemnity of Landlord as set forth in Section 7.07(a) of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 7.07(a) of the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                4.2.2.3 REQUIREMENTS OF TENANT'S AGENTS. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work performed by such contractor or subcontractors. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or Building 8 and/or Common Areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                4.2.2.4 INSURANCE REQUIREMENTS.

                        4.2.2.4.1 GENERAL COVERAGES. Tenant's Contractor shall carry worker's compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 7.04 of the Lease.

                        4.2.2.4.2 SPECIAL COVERAGES. Tenant shall carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 7.02 of the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $2,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in Section 7.05 of the Lease.

                        4.2.2.4.3 GENERAL TERMS. Certificates for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the Project. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Work Letter. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien- free completion of the Tenant Improvements and naming Landlord as a co-obligee, upon ten (10) days advance written notice.

     4.2.3 GOVERNMENTAL COMPLIANCE. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

     4.2.4 INSPECTION BY LANDLORD. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall

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notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.


     4.2.5 MEETINGS. Commencing upon the execution of this Lease, Tenant shall hold periodic meetings at a reasonable time with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements. Tenant shall provide Landlord with reasonable advance written notice of all such meetings to enable landlord's representative to attend and participate.

4.3 NOTICE OF COMPLETION; COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Mateo in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction,
(i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of mylar "as-built" drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within sixty (60) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

                                    SECTION 5
                                  MISCELLANEOUS

5.1 TENANT'S REPRESENTATIVE. Tenant has designated Steve Lacerte, Director of Facilities as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

5.2 LANDLORD'S REPRESENTATIVE. Landlord has designated Janette Sammartino of the Jay Paul Company as its sole representatives with respect to the matters set forth in this Work Letter, who,

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until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

5.3 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

5.4 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if any material default as described in Section 12.01 of Lease or failure by Tenant to timely observe or perform an obligation under this Work Letter has occurred at any time on or before the substantial completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Tenant Improvements caused by such inaction by Landlord), and (iii) the date on which payment of Base Rent is to commence under the Lease shall not be affected.

5.5 TENANT'S AGENTS. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, Buildings and the Project in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises, Buildings and Project.

5.6 CHANGE ORDERS. No material changes, modifications or alterations in the Approved Working Drawings or in the Tenant Improvement work pursuant thereto (collectively referred to as "CHANGE ORDERS") shall be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned. Landlord will respond to Tenant's submission of all requests for Change Orders for Landlord approval within three (3) business days from Landlord's actual receipt. All requests for Change Orders shall be made in writing. Once approved in writing, such Change Orders shall become a part of the Approved Working Drawings. A Change Order shall be deemed "material" only if such Change Order exceeds Five Thousand Dollars ($5,000) in cost (either additive or deductive) or if it could affect any of the Building 8 systems or structure. Tenant may make changes, modifications or alterations in the Approved Working Drawings and in the Tenant Improvement work pursuant thereto if the cost (or savings) of same is less than Five Thousand dollars ($5,000) and they do not adversely affect any of the Building 8 systems or structure.

5.7 ASSUMPTION OF THE RISK. Tenant accepts, assumes and shall be solely responsible for all risks for the construction and installation of the Tenant Improvements other than for risks resulting from the gross negligence or willful misconduct of Landlord or Landlord's employees, agents, contractors or subcontractors.

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5.8  NO PARTNERSHIP. Nothing in this Agreement shall cause Landlord and Tenant to be partners or joint venturers.

5.9 HAZARDOUS MATERIALS. If the construction of the Tenant Improvements or Tenant's move into the Premises will involve the use of Hazardous Materials, Tenant shall comply with Landlord's rules and regulations concerning such Hazardous Materials.

5.10 SCHEDULES. Attached hereto and incorporated herein by reference are the following schedules:

     Schedule One to Exhibit "C" - B Abbreviated Specifications
     Schedule Two to Exhibit "C" - B Construction Drawing Requirements

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

                                  SCHEDULE ONE
                                       TO
                                    EXHIBIT C
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                               ARQULE CORPORATION
                                       FOR
                              Pacific Shores Center
                             Fifth Floor, Building 8
                             1300 Seaport Boulevard
                            Redwood City, California

                        INTERIOR SPECIFICATION STANDARDS

                         ABBREVIATED BUILDING STANDARDS

                               FOR PACIFIC SHORES

NOTE: THE TENANT IMPROVEMENTS SHALL BE CLASS "A" AND, THEIR QUALITY MUST BE AT A MINIMUM, PER THE FOLLOWING STANDARDS:


GENERAL OFFICE

CUSTOM CABINETRY

     SCOPE: All materials and labor for the construction and installation of Cabinetry and all related accessories per WIC Standards.

A.   Trade Standards: Woodworking Institute of California (WIC) latest edition
     Section 15 and 16 for plastic laminated casework and plastic laminated countertops. Color of plastic laminate to be selected by Architect
B. All cabinetry to be constructed to "Custom-Grade" Specifications. Cabinetry to be flush overlay construction.
C. Plastic Laminate: High Pressure thermoset laminated plastic surfacing material to equal or surpass NEMA LD3, Nevamar, WilsonArt or approved equal.
     1. Countertops, shelf-tops, splashes, and edges: Grade GP 50, 0.050 inches thick.
     2. All other exposed vertical surfaces: Grade GP 28, 0.028 inches thick
     3. Semi-exposed backing sheet: Grade CL 20, 0.020 inches thick
     4. Concealed backing sheet: Grade BK 20, 0.020 inches thick
D. Adhesives: Bond surfaces to Type 11 as recommend by Plastic Laminate Manufacturer.
E. Hinges: Heavy-duty concealed self-closing hinges. Amount of hinges per Door per WIC. Stanley or approved equal
F. Door and Drawer Pulls: Wire-pull with 4-inch centers; Dull Chrome finish; Stanley 4483 or approved equal.
G. Drawer slides: Heavy-duty grade with ball-bearings. Stanley, Klein, or approved equal

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H.      Door Catches: Heavy-duty commercial friction type.
     1. Recessed Adjustable Shelf Standards: Aluminum or zinc-plated recessed type; Knape & Vogt with clips or approved equal.
J. Base and Wall Cabinets including doors: 3/4-inch thick medium density particleboard:
     1. Conceal all fastenings.
     2. Provide clear spaces as required for mechanical and electrical fittings
     3. Plastic laminate and self-edge all shelves.
     4. Provide 3/4-inch thick doors and drawer faces.
     5. Unless indicated otherwise, all shelving to be adjustable.
     6. Provide back and ends on all cabinets.
     7. All exposed cabinet faces to be plastic-laminated.
K. Countertops and Shelving: 3/4-inch thick medium density particleboard. Backsplash to be 3/4 inches thick, glued and screwed into top with scribed `edges. Joints in countertop to be not closer than 24 inches from sinks. Joints shall be shop fitted, splined, glued and mechanically fastened.
L.      Installation of Cabinetry shall be per WIC instructions, Custom Grade.

WOOD DOORS

SCOPE: All materials and labor necessary for the installation of Wood Doors, required accessories and preparations for hardware.

A. Non-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch veneer with Birch edge. Cores may be either of the following: Glued block Hardwood Core per NWMA or Particleboard Core per NWMA. Manufacturer:
     Algoma, Weyerhaeuser, or approved equal.
B. Fire-rated Wood Doors: 1-3/4 inch thick, flush, solid core, plain sliced Birch face veneer with Birch Edge with mineral core per rating.
     Manufacturer: Algoma, Weyerhaeuser, or approved equal. Doors shall have a permanent UL label.
C. Vision Panels (where applies): Fire rated vision panel where required. Set in square metal stop to match metal doorstops as provided by doorframe manufacturer.
D.      Doors shall be 8'- 0" X 3'-0" leafs typical.

ALUMINUM DOOR AND WINDOW FRAMES

SCOPE: All materials and labor necessary for the installation of Aluminum Door
     Frames.

A.      Frame Manufacturers:  Raco, or Ragland Manufacturing Company, Inc.
B. Door Frames: Non-rated and 20-minute label, Raco "Trimstyle" frame with Trim 700 (3/8 inch by 1- 1/2 inch) with no exposed fasteners.
C.      Finish, Door and Window Frame Extrusions, Wall Trim:
     1. Painted and oven-cured with "Duralaq" finish.
     2. Color: Clear.
     3. Finish shall meet or exceed requirements of AAMA Specifications 603.
     4. Coat inside of frame profile with bituminous coating to a thickness of 1/16 inch where in contact with dissimilar materials.

DOOR HARDWARE

SCOPE: All materials and labor for the installation of all Door Hardware, locksets, closers, hinges, miscellaneous door hardware.

A. Swinging Door Lockset and Cylinder: Schlage "L" series with lever handle with 6 pin cylinder.
B. Keyway: Furnish blank keyways to match existing master-key system. Match existing

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     keyways.
C.      Finishes: Satin Chrome, 626 finish. Paint closers to match.
D. Kickplates: 16 gauge stainless steel; 10 inches high: width to equal door width less 2 inches.

                                HARDWARE SCHEDULE

     HARDWARE GROUP A (Typical, rated, single door)

     1                Lockset           Schlage        L9050PD
     1-1/2 pair       Butt Hinges       Hager          BB1279
     1                Closer            Norton         700 Series
     1                Stop              Quality        (332 @ carpet)
     1                Smoke Seal        Pemko

HARDWARE GROUP B (Typical, rated, closet/service door)

     1                Lockset           Schlage        L9080PD
     1-1/2 pair       Butt Hinges       Hager          BB1279
     1                Closer            Norton         700 Series w/ hold-open
     1                Stop              Quality        (332 @ carpet)
     1                Smoke Seal        Pemko

HARDWARE GROUP C (Typical, non-rated door)

     1                Lockset           Schlage        L9050PD
     1-1/2 pair       Butt Hinges       Hager          BB1279
     1                Stop              Quality        (332 @ carpet)

HARDWARE GROUP D (Typical, non-rated, closet/service door)

     1                Lockset           Schlage        L9080PD
     1-1/2 pair       Butt Hinges       Hager          BB1279
     1                Stop              Quality        (332 @ carpet)

HARDWARE GROUP E (Card-access door)

     1                Electric Lockset  Schlage        L9080PDGU
     1-1/2 pair       Butt Hinges       Hager          BB1279 - NRP
     (2 pr @ 8' door)
     1                Electric Butt     Hager          ETW
     1                Closer            Norton         700 Series w/ hold-open
     1                Stop              Quality        (332 @ carpet)

HARDWARE GROUP F (Typical, double door)

     1                Electric Lockset  Schlage        L9050PD
     3 pair           Butt Hinges       Hager          BB1270
     1                Auto Flush Bolt   Glyn Johnson   FB-8
     1                Dustproof Strike  Glyn Johnson   DP2
     2                Closer            Norton         7700 Series
     2                Stop              Quality        (332 @ carpet)
     1                Astragal          Pemko
     1                Coordinator       Glyn Johnson
     1                Smoke Seal        Pemko

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GLAZING

SCOPE: All materials and labor for the installation of Glass.

A. Manufacturers: PPG Industries, or Viracon, Inc. See glazing schedule below.
B.      Shop prepares all glazing. Edges to have no chips or fissures.
C.      Glazing Materials:
     1. Safety Glass: ASTM C1048, fully tempered with horizontal tempering, Condition A uncoated, Type 1 transparent flat, Class 1 clear, Quality q3 glazing select, conforming to ANSI Z97.1
     2. Mirror Glass: Clear float type with copper and silver coating, organic overcoating, square polished edges, 1/4-inch thick,
     3. Wire Glass: Clear, polished both sides, square wire mesh of woven stainless steel wire 1/2 inch X 1/2 inch grid; 1/4 inch thick.
     4. Tempered Glass: 1/4 inch thick, no tong marks. UL rated for 1 -hour rating.
     5. Spacers: Neoprene.
     6. Tape to be poly-iso-butylene.

D.      Schedule:
     1  Type A: 1/4-inch thick mirror, annealed, heat strengthened, or full tempered as required.
     2. Type B: 1/4 inch thick clear float glass, annealed, heat strengthened, or full tempered as required.
     3. Type C: 1/4-inch thick wire glass plate, square pattern "Baroque"

LIGHT GAUGE METAL FRAMING

SCOPE: All materials and labor necessary for the installation of metal framing and related accessories.

A. Structural Studs: 14 gauge punched channel studs with knurled screw-type flanges, prime-coated steel. Manufacturer: United States Gypsum SJ or approved equal. Submit cut-sheet of material.
B. Partition Studs: 20 gauge studs with key-hole shaped punch-outs at 24 inches on center. Manufacturer: United States Gypsum ST or approved equal.
C. Fasteners for Structural Studs: Metal screws as recommended by metal system manufacturer. Weld at all structural connection points.
D. Reinforce framed door and window openings with double studs at each jamb (flange-to-flange and weld) and fasten to runners with screws and weld. Reinforce head with 14 gauge double stud same width as wall. Screw and weld.
E. Provide all accessories as required to fasten metal-framing per manufacturers recommendations.
F. Provide and install flat-strapping at all structural walls (walls with concrete footings beneath the walls). Minimum bracing shall be 25 % of structural walls shall be braced with flat-strapping per Manufacturers recommendations. Weld at all strap ends and at all intermediate studs.
G. Provide foundation clips at 4'-0" on center at structural walls. Anchor with 1/2 inch diameter by 10 inch long anchor bolts.
H. Non-structural interior partitions shall be anchored with power-driven fasteners at 4'-0" on center at the concrete slab.

ACOUSTIC CEILING SYSTEM

SCOPE: All materials and labor for the installation of the Acoustic Ceiling
     System including T-Bar system, Acoustic Ceiling Panels, Suspension wiring and fastening devices and Glued-down

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     Ceiling Panels.

A. Manufacturer: Armstrong, or approved equal. Exposed T-bar system; factory painted; steel construction; rated for intermediate duty.
D. Acoustical Tile: "Second Look", conforming to the following:
     1. Size: 24 X 48 inches.
     2. Thickness: 3/4 inches.
     3. Composition: Mineral.
     4. NRC Range: .55 to .60.
     5. STC Range: 35 to 39.
     6. Flame Spread: ASTME84,0-25. UL Label, 25 or under.
     7. Edge: Tegular, Lay-in.
     8. Surface Color: White.
     9. Surface Finish: Factory-applied washable vinyl latex paint.

G. Installation to be per ASTM C636 structural testing. Lateral support for each 96 square feet of ceiling flared at 45 degrees in 4 directions.
H.   Provide clips for panel uplift restraints at all panels, 2 per panel.

GYPSUM WALLBOARD

SCOPE: Provide all materials and labor for the installation of Gypsum Wallboard including all accessories and finishes.

A.   Standard Gypsum Wallboard: ASTM C36;. Ends square cut, tapered edges.
B. Fire Resistant Gypsum Wallboard: ASTM C36, 5/8 inches thick Type X. Ends square cut, tapered edges. See Drawings for locations.
C.      Moisture-resistant gypsum wallboard: ASTM C630-90.
D. Joint-reinforcing Tape and Joint Compound: ASTM C475, as manufactured by or recommended by wallboard manufacturer. Minimum 3 coat application for a smooth finish.
E.      Corner Bead: Provide at all exposed outside corners;
F. L-shaped edge trim: Provide at all exposed intersections with different materials.
G. All work shall be done in accordance with the USG recommended method of installation.
     1. Finish: smooth.

PAINTING

A. Paint Manufacturers: ICI,  Dunn-Edwards Corporation, Kelly Moore.
B. Paint colors shall be selected by the Architect.
C. Painting Schedule: Provide for 4 different color applications
     1. P-1:  "Field".  Color to be selected.
     2. P-2:  "Accent".  Color to be selected.
     3. P-3:  "Accent".  Color to be selected.
     4. P-4:  "Accent".  Color to be selected.
D. Interior Gypsum Wallboard:
     1. Primer: Vinyl Wall Primer/Sealer.
     2. 1 stand 2nd Coat:  Eggshell Acrylic Latex.
E. Metal Framing:
     1. Primer:  Red Oxide, shop-primed (for non-galvanized) if exposed.
F. Wood Work, Wood Doors:
     1. Two coats of transparent finish. Sand lightly between coats with steel wool.

INSULATION

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A. R-15 in exterior walls.
B. R-25 on Roof.
C. Sound batts in conference, restroom and lobby walls.

ROOF EQUIPMENT

A. Stainless steel mechanical platform and associated access stairs and guard rail system
B. EIFS roof screen to match detail of exterior GFRC Panel.

FULL HEIGHT GLAZED PARTITION

A. 1/4" glazed partition, in building standard aluminum frame

FINISHES

A. Vinyl Composite Tile:  Armstrong stonetex, 12" X 12"
B. Resilient Base: Burke rubber wall base, 4" top set or cove, as appropriate for VCT or carpet.
C. Window Coverings:  Miniblinds, Levelor, color: TBD
D. Carpet:
            Option 1:                 Designweave, Windswept Classic 30 oz.
                                      (Direct glue installation) or equal

            Option 2: (cut pile)      Designweave, Tempest Classic 32 oz.
            UPGRADE                   (Direct glue installation) or equal.

            Option 3: (cut pile)      Designweave, Sabre Classic, 38 oz. (Direct
            UPGRADE                   glue installation) or equal.

KITCHEN FIXTURES

A. Sink: Ekkay stainless steel, GECR-2521-L&R, 20 gauge, 25"w X 21 1/4" D X 5 3/8" D, ADA compliant.
B. Kitchen Faucet: American Standard, Silhouette Single control, #4205 series, spout 9 3/4".

KITCHEN APPLIANCES

A.   Dishwasher:
            Option 1:  GE GSD463DZWW, 24'W X 24 3/4" D X 34-35" H, 9
                       gallons/wash
            Option 2:  Bosch, SHU5300 series, 5.4 gallons/wash-with water heater

B.   Refrigerator:
            Full Size: GE, "S" series top-mount, TBX16SYZ, 16.4 cubic feet, recessed, recessed handles, 28" W X 29 1/8" D X 66 3/4" H, white, optional factory installed ice-maker.


            Under-counter:
                   Option 1:          U-Line, #29R, 3.5 cubic feet, white
                   Option 2:          U-Line, Combo 29FF, Frost Free with
                                      factory installed icemaker, 2.1 cubic
                                      feet, white

C.   Microwave:    GE, Spacemaker II JEM25WY, Midsize, 9 cubic feet, 800 watts,

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            23 13/16" W X 11 13/16"D X 12 5/16" H

            Option 1:                 Under counter Mounting Kit, #4AD19-4
            Option 2:                 Accessory Trim Kit # JXB37WN,
                                      26 1/8" W X 18 1/4" H
                                      (built-in application)

D. Garbage Disposal:  ISE #77, 3/4" horsepower

E. Water Heater: To be selected by DES.

PUBLIC SPACES

FRONT BUILDING LOBBY

  Walk Off Matts:     Design Materials, Sisel, Calcetta #68. Natural, 100% coir

  Floor Tile:         3/8" X 18" X 18" Stone or Marble  set in mortar bed in
                      recessed slab as approved by Owner

  Transition Strips:  5/16" X 1 1/2" X random length strips, cherry wood flooring

  Corridor Carpeting: Carpet over pad, Atlas, New Vista or as approved by Owner

  Lobby Ceiling:      Suspended gypsum board ceiling, Painted

  Building Lobby:     Akarl shades hanging #J1-9 3/4" X 5'-2" or equal as
  Pendant Fixture     approved by owner.

  Stairs &            P & P Railing, Modesto with custom cherry guard rail
  Mezzanine Railing:  Rep: Oliver Capp (805) 241-8810.  Hand and guard railing
                      P & P Railings, Modesto stainless steel railing with horizontal spirals and custom cherry guard rail cap by others, fittings dark gray metallic or equal as approved by Owner.

BACK BUILDING LOBBY & EMERGENCY STAIRS

  Walk Off Matts:     Design Materials, Sisal, Calcutta #68, Natural, 100% coir.

  Treads & Landings:  Carpet covered concrete, as approved by Owner

  Stringers, Risers   Painted steel stringer, eggshell finish enamel.
  & Handrails

  Ceiling:            Suspended gypsum board ceiling.


ELEVATORS

  Cars:               (1) 3800 lb, (1) 3500 lb 150 ft/min by Otis

  Elevator Doors:     Stainless Steel

  Elevator

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  Interior Paneling:  Cherry veneer with stainless steel reveals and railing

  Elevator Floor:     Slate 3/8" X 18" X 18" tile as approved by Owner.


RESTROOMS

  Counter tops:       Stone/marble or equal as approved by Owner

  Walls at            Eggshell finish, latex paint, Benjamin Moore
  Lavatories:

  Floor at Toilets:   2" X 2" matte porcelain ceramic floor tiles, thin set,
                      Dal-tile.

  Walls at Toilets:   2" X 2" matte porcelain ceramic floor tiles, thin set,
                      Dal-tile.

  Ceiling:            Suspended gypsum board ceiling.

  Toilet compartments:

        A. Manufactured floor-anchored metal toilet compartments and wall-hung urinal screens.
        B. Approved Manufacturer, Global Steel Products Corp, or approved equal.
        C.  Toilet Partitions: Stainless Steel finish.
        D. Hardware: Hinges: Manufacturer's standard self-closing type that can be adjusted to hold door open at any angle up to 90 degrees. Latch and Keeper: Surface-mounted latch unit, designed for emergency access, with combination rubber-faced door strike and keeper. Coat
            Hook: Combination hook and rubber-tipped bumper. Door Pull:
            Manufacturer's standard.

  Ceramic Tile

        A.  Manufacturer: Dal-Tile or approved equal.
        B. Size: 4-1/4" X 4-1/4" for walls, 8 X 8 for floors, 3/4" liner strip as accent.
        C.  Glaze: Satin glaze for walls, unglazed tile for floors.
        D.  Color: As selected by Architect.
        E.  Accessories: Base, corners, coved cap and glazed to match
        F.  Wall and floor installation: per applicable TCA
        G.  Waterproof Membrane: Chloraloy or approved equal.
        H.  Tile Backer Board: 1/2 inch thick wonderboard
        I. Grout: Commercial Portland Cement Grout; Custom Building Products or approved equal
        J. Mortar: Latex-Portland cement mortar; Custom Building Products or approved equal.

RESTROOM:

  Toilet:             Kohler/American Standard, commercial quality.

  Urinal:             Kohler/American Standard, commercial quality.

  Lavatory:           Kohler/American Standard, undercounter.

  Lavatory Faucet:    Kroin handicap lavatory faucet #HV1LH, polished chrome.

  Soap Dispenser      Bobrick, 8226, Lavatory mounted for soaps, 34 fl oz.
  Counter:

  Toilet accessories:

        A.  Manufacturer: Bobrick Washroom Equipment, or approved equal.
        B. Schedule: Model numbers used in this schedule are Bobrick (134) unless otherwise noted.
        C. Combination Paper Towel Dispenser/Waste Receptacle: Recessed, Model B-3944, one per restroom #7151 and 7152, and two per restroom #7050 and 7061.
        D. Feminine Napkin Vendor: Recessed, combination napkin/tampon vendor, Model B-3500, with 25 cent operation, one per each women's toilet room.
        E. Soap Dispenser: Lavatory mounted dispenser, Model B-822, one per each lavatory.
        F. Toilet Paper Dispenser: Surface-mounted, Model JRT, JR Escort, "In-Sight" by Scott Paper Company, one per stall.
        G. Toilet Seat Cover Dispenser: Recessed, wall-mounted, Model B-301, one per stall.
        H. Sanitary Napkin Disposal: Recessed, wall-mounted, Model B-353, one per each women's handicapped and odd stall.
        I. Sanitary Napkin Disposal: Partition-mounted, Model B-354 (serves two stalls).
        J. Grab Bars: Horizontal 36", B6206-36: 42", B62-6-42: one per each handicapped stall.
        K.  Mop/Broom Holders: B223-24 (one per janitor closet).
        L. Paper Towel Dispensers: Recessed mounted, Model B-359, one at side wall adjacent to sink.

TENANT CORRIDORS

  Walls:              Eggshell finish, latex paint, Benjamin Moore.

  Floors: Level loop carpet over pad with 4" resilient base as approved by Owner.

  Ceiling: 24" X 24" X 3/4" thick fine fissured type mineral fiber, Armstrong Cirus acoustical tile (beveled regular edge) in a 24" X 24" Donn Fineline suspended grid, white finish.

  Water Fountain:     Haws Model #1114 Stainless Steel #4.

  Cross Corridor      3'-6" X full height, 20 minute rated, pocket assembly,
  Smoke Detector:     on magnetic hold opens.

  Corridor            Carpyen "Berta" 35cm X 33 cm, engraved curved opaque
  Wall Sconce         glass,  2 X 7-9W, #G-23.or equal as approved by owner

ELECTRICAL

A. 50 foot candles at working surface.

B. 3 Bulb 2X4 parbolic fixtures
C. 1/2 20 Amp circuit for each hard wall office
D. Electrical Devices: Recessed wall mounted devices with plastic cover plate. Color: white, multi-gang plate 80400 Series duplex wall outlets.
E. Telephone/Data Outlets: Recessed wall mounted, Standard 2X4 wall box with 3/4" EMT conduit from box to sub out above ceiling walls pull string, cabling, terminations and cover-plates, color: white, provided by tenant's vendor. Tenant shall furnish telephone backboard.
F. Light Switches: Dual level rocker type, mounted at standard locations, with plastic cover plate, 5325-W cover plate single switch B0401-W, double switch B0409-W. Decors by Leviton, colors: white, and will comply with Title 24 Energy Codes. Decors by Leviton.

MECHANICAL

A. VAV Reheat system - design/build. Each floor to have a minimum of thirty zones. Provide reheat boxes on all zones on top floor and at all exterior zones on lower floor. System shall meet T-24 for ventilation.. Design shall be for 73 deg. Ambient interior temperature and 2 1/2 watts per sq. ft. min.

FIRE SPRINKLER SYSTEM

As required by NFPA & factory mutual standard hazard, seismically braced.

                                       END

                                  SCHEDULE TWO
                                       TO
                                    EXHIBIT C
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                               ARQULE CORPORATION
                                       FOR
                              Pacific Shores Center
                             Fifth Floor, Building 8
                             1300 Seaport Boulevard
                            Redwood City, California

                       CONSTRUCTION DRAWINGS REQUIREMENTS

I.   Floor Plans Showing:
     1.   Location and type of all partitions.
     2. Location and type of all doors. Indicate hardware and provide keying schedule.
     3. Location and type of glass partitions, windows, and doors. Indicate framing and reference full-height partitions.
     4.   Locations of telephone equipment room.
     5. Critical dimensions necessary for construction, with indication of required clearances.
     6. Location and types of all electrical items: outlets, switches, telephone outlets and lighting.
     7. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation, including heat output.
     8. Location, weight per square foot, and description of any heavy equipment or filing system.
     9.   Requirements for special air-conditioning or ventilation.
     10.  Location and type of plumbing.
     11.  Location and type of kitchen equipment.
     12. Location, type and color of floor covering, wall covering, paint and finishes.

II.  Details Showing
     1.   All millwork with verified dimensions of all equipment to be built in.
     2.   Corridor entrance.
     3. Bracing or support of special walls, glass partitions, etc., if desired. If not included with the plans, Tenant's engineer will design all support or bracing required at Tenant's expense.

III.                           Additional Information
     1.   Provide Landlord with Title 24 energy calculations.

                                    EXHIBIT D
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063


                   COST RESPONSIBILITIES OF LESSOR AND LESSEE
                        FOR SHELL AND TENANT IMPROVEMENTS

                             [Intentionally Omitted]

                                    EXHIBIT E
                                       TO
                         PACIFIC SHORES DEVELOPMENT LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.
                                       FOR
                                    PREMISES
                                       AT
                              Pacific Shores Center
                             Fifth Floor, Building 8
                         Redwood City, California 94063

                                   MEMORANDUM
                                       OF
                           COMMENCEMENT OF LEASE TERM

     Pursuant to Article III, Section 3.01, paragraph (a) of the above-referenced Lease, the parties to said Lease agree to the following:

     1. The Commencement Date of the Lease is MARCH 1, 2002 and the Lease Term commenced on said date. The Expiration Date for the initial Lease Term is FEBRUARY 28, 2010.
     2. The date for commencement of Base Rent for the Premises is AUGUST 1, 2002.
     3. Attached hereto as a part hereof is a true and correct schedule of Base Rent.
     4. The total Rentable Area of the Premises is an agreed THIRTY-THREE THOUSAND SIX HUNDRED NINETY-NINE (33,699) rentable square feet.

     Each person executing this Memorandum certifies that he or she is authorized to do so on behalf of and as the act of the entity indicated. Executed as of March _____, 2002, at Redwood City (San Mateo County), California.

PACIFIC SHORES DEVELOPMENT, LLC             ArQule, Inc.,
a Delaware limited liability company        a Delaware corporation

By:  Technology Land, LLC                   By:
                                               ----------------------------
Its: Operating Member
                                               ----------------------------
                                                   (Type or print name)
                                            Its:
                                                ---------------------------
     By: --------------------------
               Jay Paul                     By:
                                               ----------------------------
     Its:      Sole Member
                                               ----------------------------
                                                   (Type or print name)

                                            Its:
                                                ---------------------------

                              SCHEDULE TO EXHIBIT E

                     PACIFIC SHORES CENTER, REDWOOD CITY, CA
                       MEMORANDUM AND COMMENCEMENT OF RENT
                         TERM AND SCHEDULE OF BASE RENT

BUILDING 8 - 5TH FLOOR

-----------------------------------------------------------------------------------------------------
    BEGINNING         RENTAL RATE                    SQ. FT.           MONTHLY               ANNUALLY
-----------------------------------------------------------------------------------------------------
      3/1/02             $2.25                     33,699           $75,822.75          $  909,873.00(1),(2)
      3/1/03             $2.34                     33,699           $78,855.66          $  946,267.92
      3/1/04             $2.43                     33,699           $82,009.89          $  984,118.68
      3/1/05             $2.53                     33,699           $85,290.28          $1,023,483.36
      3/1/06             $2.63                     33,699           $88,701.89          $1,064,422.68
      3/1/07             $2.74                     33,699           $92,249.97          $1,106,999.64
      3/1/08             $2.85                     33,699           $95,939.97          $1,151,279.64
      3/1/09             $2.96                     33,699           $99,777.57          $1,197,330.84

----------
(1) Subject, however, to the advance payment of first month's Base Rent.
(2) Subject, however, to free Base Rent according to the lease.

                                    EXHIBIT F
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         Redwood City, California 94063

                                      SNDA

                      (See Permanent SNDA Sample Attached)

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") made as of the ______ day of ________, 2002, by and among Nomura Asset Capital Corporation ("Lender"), ______________ ("Tenant") and _______________ ("Landlord").

                                   WITNESSETH:

     WHEREAS, Lender has agreed to make a loan (the "Loan") of up to __________________ to Landlord;

     WHEREAS, the Loan will be evidenced by a deed of trust note (the "Note") of even date herewith made by Landlord to order of Lender and will be secured by, among other things, a deed of trust, assignment of leases and rents and security agreement (the "Deed of Trust") of even date herewith made by Landlord to Lender covering the land (the "Land") described on Exhibit A attached hereto and all improvements (the "Improvements") now or hereafter located on the land (the Land and the Improvements hereinafter collectively referred to as the "Property"); and

     WHEREAS, by a lease dated as of ___________ (which lease, as the same may have been amended and supplemented, is hereinafter called the "Lease"), Landlord leased to Tenant approximately _____ square feet of space located in the Improvements (the "Premises"); and

     WHEREAS, the parties hereto desire to make the Lease subject and subordinate to the Deed of Trust.

     NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. The Lease, as the same may hereafter be modified, amended or extended, and all of Tenant's right, title and interest in and to the Premises and all rights, remedies and options of Tenant under the Lease, are and shall be unconditionally subject and subordinate to the Deed of Trust and the lien thereof, to all the terms, conditions and provisions of the Deed of Trust, to each and every advance made or hereafter made under the Deed of Trust, and to all renewals, modifications, consolidations, replacements, substitutions and extensions of the Deed of Trust, so that at all times the Deed of Trust shall be and remain a lien on the Property prior and superior to the Lease for all purposes; provided, however, and Lender agrees, that so long as (A) no event has occurred and no condition exists, which would entitle Landlord to terminate the Lease or would cause, without further action of Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Premises, (B) the term of the Lease has commenced and

Tenant is in possession of the Premises, (C) the Lease shall be in full force and effect and shall not have been otherwise modified or supplemented in any way without Lender's prior written consent, (D) Tenant shall duly confirm its attornment to Lender or its successor or assign by written instrument as set forth in Paragraph 3 hereof, (E) neither Lender nor its successors or assigns shall be liable under any warranty of construction contained in the Lease or any implied warranty of construction, and (F) all representations and warranties made herein by Tenant shall be true and correct as of the date of such attornment; then, and in such event Tenant's leasehold estate under the Lease shall not be terminated, Tenant's possession of the Premises shall not be disturbed by Lender and Lender will accept the attornment of Tenant.

     2. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby agrees that in the event of any act, omission or default by Landlord or Landlord's agents, employees, contractors, licensees or invitees which would give Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, or to reduce the rent payable thereunder or credit or offset any amounts against future rents payable thereunder, Tenant will not exercise any such right (i) until it has given written notice of such act, omission or default to Lender by delivering notice of such act, omission or default, in accordance with Paragraph 8 hereof, and (ii) until a period of not less than thirty (30) days for remedying such act, omission or default shall have elapsed following the later of (i) the giving of such notice, and (ii) the date on which the Landlord's time to cure (under Section 12.03 of this Lease) has expired. Notwithstanding the foregoing, in the case of any default of Landlord which cannot be cured within such thirty (30) day period, if Lender shall within such period proceed promptly to cure the same (including such time as may be necessary to acquire possession of the Premises if possession is necessary to effect such cure) and thereafter shall prosecute the curing of such default with diligence, then the time within which such default may be cured by Lender shall be extended for such period as may be necessary to complete the curing of the same with diligence. Lender's cure of Landlord's default shall not be considered an assumption by Lender of Landlord's other obligations under the Lease. Unless Lender otherwise agrees in writing, Landlord shall remain solely liable to perform Landlord's obligations under the Lease (but only to the extent required by and subject to the limitation included with the Lease), both before and after Lender's exercise of any right or remedy under this Agreement. If Lender or any successor or assign becomes obligated to perform as Landlord under the Lease, such person or entity will be released from those obligations when such person or entity assigns, sells or otherwise transfers its interest in the Premises or the Property. Nothing in this paragraph 2 shall be deemed to affect tenant's rights under
Section 12.03 of this Lease

     3. Without limitation of any of the provisions of the Lease, in the event that Lender succeeds to the interest of Landlord or any successor to Landlord, then subject to the provisions of this Agreement including, without limitation, Paragraph 1 above, the Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to and accept Lender and to recognize Lender as its Landlord under the Lease for the then remaining balance of the term thereof, and upon request of Lender, Tenant shall execute and deliver to Lender an agreement of attornment reasonably satisfactory to Lender.

     4. If Lender succeeds to the interest of Landlord or any successor to Landlord, in no event shall Lender have any liability for any act or omission of any prior landlord under the Lease which occurs prior to the date Lender succeeds to the rights of Landlord under the Lease, nor any liability for claims, offsets or defenses which Tenant might have had against Landlord. In no event shall Lender have any personal liability as successor to Landlord and Tenant shall look only to the estate and property of Lender in the Land and the Improvements for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as Landlord under the Lease, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease.

     5. Tenant agrees that no prepayment of rent or additional rent due under the Lease of more than one month in advance, and no amendment, modification, surrender or cancellation of the Lease, and no waiver or consent by Landlord under the terms of the Lease, shall be binding upon or as against Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, unless consented to in writing by Lender. In addition, and notwithstanding anything to the contrary set forth in this Agreement, Tenant agrees that Lender, as holder of the Deed of Trust, and as Landlord under the Lease if it succeeds to that position, shall in no event have any liability for the performance or completion of any initial work or installations or for any loan or contribution or rent concession towards initial work, which are required to be made by Landlord (A) under the Lease or under any related Lease documents or (B) for any space which may hereafter become part of said Premises, and any such requirement shall be inoperative in the event Lender succeeds to the position of Landlord prior to the completion or performance thereof. Tenant further agrees with Lender that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Lender's prior written consent.

     6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute and be construed as one and the same instrument.

     7. All remedies which Lender may have against Landlord provided herein, if any, are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Landlord or others. If any party consists of multiple individuals or entities, each of same shall be jointly and severally liable for the obligations of such party hereunder.

     8. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt of the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below, or, if sent by telegram, when delivered by or refused upon attempted delivery by the telegraph office. Such addresses may be changed by notice given in the same manner. If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to pay such party.

LENDER'S ADDRESS:

Nomura Asset Capital Corporation
Two World Financial Center, Building B
New York, New York  10281-1198
Attn:  Ms. Sheryl McAfee

TENANT'S ADDRESS:

---------------------------

---------------------------

---------------------------

---------------------------

Attn:
     --------------------

LANDLORD'S ADDRESS:


---------------------------

---------------------------

---------------------------

---------------------------

Attn:
     --------------------

     9. This Agreement shall be interpreted and construed in accordance with and governed by the laws of the State of California.

     10. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein "Lender" shall include any subsequent holder of the Deed of Trust.

     11. Tenant acknowledges that Landlord has assigned to Lender its right, title and interest in the Lease and to the rents, issues and profits of the Property and the Property pursuant to the Deed of Trust, and that Landlord has been granted the license to collect such rents provided no Event of Default has occurred under, and as defined in, the Deed of Trust. Tenant agrees to pay all rents and other amounts due under the Lease directly to Lender upon receipt of written demand by Lender, and Landlord hereby consents thereto. The assignment of the Lease to Lender, or the collection of rents by Lender pursuant to such assignment, shall not obligate Lender to perform Landlord's obligations under the Lease.

[NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            NOMURA ASSET CAPITAL CORPORATION,
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            [LANDLORD]

                                            By:
                                               ---------------------------------

                                            [TENANT]

                                            By:
                                               ---------------------------------

STATE OF CALIFORNIA  )
                            ) ss.
COUNTY OF ___________)

     On ____________, 2000, before me, __________________ the undersigned, a notary public in and for said state, personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                    EXHIBIT G
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                                 SIGNAGE EXHIBIT

                                 SIGNAGE POLICY

                             MULTI TENANT BUILDINGS

     Each Tenant of at least one full floor in multi-tenant Buildings will be permitted (subject to compliance with Section 17.15 of the Lease) to place one sign on a shared monument to be located near the entrance to the parking lot associated with the Building ("SHARED MONUMENT"). The exact size, design, color, location and materials of the Shared Monument, and of the Tenant's sign on the Shared Monument, will be determined by Lessor in its sole and absolute discretion, provided that Lessor will not unreasonably withhold its consent to a Tenant sign which employs a design and color commonly used by such Tenant for marketing purposes so long as it fits within the space allocated by Lessor, and so long as it is in keeping with the overall design scheme of the Project. Lessor reserves the right, to be exercised in its sole and absolute discretion, to permit multi-floor Tenants to place signage on the exterior surfaces of each multi-tenant Building, as well as the right to allow different or additional signage anywhere in the Project, provided that, so long as Lessor may lawfully do so, Lessor will not reduce the size of space allocated to a Tenant on the Shared Monument to a size smaller than that permitted as of the commencement date of such Tenant's Lease, unless the size of the premises subject to such lease decreases from its size as of the lease commencement date or unless Lessor provides alternate signage of reasonably equivalent visibility.

                                    EXHIBIT H
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                                GUARANTY OF LEASE

                             [Intentionally Omitted]

                                    EXHIBIT I
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                         HAZARDOUS MATERIALS DISCLOSURE

     Lessor has provided Lessee, and Lessee acknowledges that it has received and pursuant to Section 17.22(b) of the Lease, reviewed same, a copy of each of those certain documents entitled: (i) PHASE I, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, December 20, 1999, Job No. 99-122A; and (ii) PHASE II, ENVIRONMENTAL SITE ASSESSMENT, PACIFIC SHORES CENTER, 1000 SEAPORT BOULEVARD, REDWOOD CITY, CALIFORNIA, Prepared for: The Jay Paul Company, San Francisco, California, Prepared by: IRIS ENVIRONMENTAL, Oakland, California, January 14, 1999, Job No. 99-122-B

                                    LESSEE

                                    ARQULE, INC.,
                                    A DELAWARE CORPORATION

                                    By:
                                         ---------------------------------------

                                         ---------------------------------------
                                         (Type or print name)

                                    Its:
                                         ---------------------------------------

                                    By:
                                         ---------------------------------------

                                         ---------------------------------------
                                         (Type or print name)

                                    Its:
                                         ---------------------------------------

                                    EXHIBIT J
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                      NOTICE TO TENANTS AND TRANSFEREES OF
                CURRENT OR FUTURE USES OF ADJACENT PORT PROPERTY

Notice is hereby given to all lessees, tenants and transferees of land or interests in land located within Pacific Shores Center of the presence or potential future presence of Port related industrial activities on Port property adjacent to and west of Pacific Shores Center. All recipients of this notice should be aware of the following facts:

     1. The parcel of Port property adjacent to Pacific Shores Center to the northwest shown on the Exhibit __A__ attached hereto (the "Port Parcel") is now or may be developed for Port related maritime and industrial uses similar to those occupying other properties along the west side of Seaport Boulevard and to the west of Pacific Shores Center.

     2. Such Port related maritime and industrial activities are those which are permitted by the general industrial zoning of the City of Redwood City and may include heavy industrial land uses, including uses which involve the receipt, transport, storage or management of hazardous wastes, aggregates, cement, gravel and similar materials, including the outdoor storage and handling of such materials.

     3. Pacific Shores Center Limited Partnership, on behalf of itself, its successors and assigns, has recognized, accepted and approved such uses of the Port Parcel subject to the utilization of Best Available Management Practices in the development and use of the Port Parcel. Best Available Management Practices are defined on Exhibit _B_ attached hereto.

     4. Despite the use of Best Available Management Practices on the Port Parcel by the

Port and its lessees and licensees and despite Pacific Shores Center Limited Partnership's efforts to ensure compatibility between such uses and those in Pacific Shores Center, it is possible that such uses will cause emissions into the air of dust or other particulate matter, or noise or odorous substances which may be offensive to or be perceived as a nuisance by occupants of Pacific Shores Center.

     5. Pursuant to covenants made by Pacific Shores Center Limited Partnership on behalf of its successors and assigns, tenants and lessees, the tenants, lessees and transferees of Pacific Shores Center Limited Partnership have approved and accepted such neighboring uses subject to their utilization of Best Available Management Practices.

     6. Any actions to enjoin the continuation of such uses or to recover any damages to persons or property related to their operations are subject to a requirement for prior notice found in recorded covenants by Pacific Shores Center Limited Partnership. The following language is excerpted from such covenants:

     "In the event that either party hereto believes that the other has failed to perform any covenant made herein in favor of the other, at least ten
     (10) days prior to the commencement of any action to enforce the covenants hereunder or to recover damages for the breach thereof, that party who believes that a failure to perform has occurred (the "Complaining Party") shall give written notice (the "Notice") to the party alleged not to have performed the covenant (the "Non-Complaining Party") of the specific nature of the alleged failure and of the intent of the Complaining Party to take action to remedy the breach by the Non-Complaining Party. In the event that the nature of the alleged failure to perform is such that the same cannot reasonably be cured within ten (10) days after receipt of the Notice (the "Notice Period"), the Non-Complaining Party shall not be deemed to be in violation of its covenants and no action shall be commenced by the Complaining Party if, within the Notice Period, the Non-Complaining Party commences such cure and thereafter diligently and continuously prosecutes the same to completion within a reasonable time. Provided, however, that the Complaining Party shall not be precluded from recovering any actual damages suffered by reason of the alleged failure to perform prior to or after delivery of the Notice, whether or not such failure is thereafter cured."

                                    EXHIBIT A
                                       TO
                                    EXHIBIT J
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.
                             A DELAWARE CORPORATION
                                       AS
                                     LESSEE
                                       FOR
                                    PREMISES
                                       AT
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                             1300 SEAPORT BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

Graphic representation [map] of parcel of property adjacent to the Pacific Shores Center located to the Northwest.

                                    EXHIBIT B
                                       TO
                                    EXHIBIT J
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.
                             A DELAWARE CORPORATION
                                       as
                                     LESSEE
                                       FOR
                                    PREMISES
                                       AT
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                             1300 SEAPORT BOULEVARD
                         REDWOOD CITY, CALIFORNIA 94063

               DEFINITION OF "BEST AVAILABLE MANAGEMENT PRACTICES"
                      (Exchange Parcel and New Road Access)

     "Best Available Management Practices ("BAMP") means the following.

     1. Compliance with all laws, rules and regulations, and operating permits, whether Federal, state or local, applicable to the uses of the Exchange Parcel and industrial operations thereon, including without limitation all laws, rules and regulations and operating permits applicable to emissions into the air of gases, substances and particulate matter, the generation or release of odors or odorous substance into the air, and the generation of noise.

     2. Initiation and maintenance of reasonable precautions to minimize emission and transport of dust from the Exchange Parcel and the New Road Access onto the Project Site. As used herein the term "reasonable precautions" shall mean the use of materials, techniques and equipment reasonably available at the time of commencement of a use or operation and designed to minimize emissions during predictably adverse climatic conditions common in the area (collectively, "initial measures") plus the addition of one or more of the following additional measures if not already in use and if initial measures prove inadequate to achieve minimization of emission and transport of dust onto the Project Site:

          (a) Paving of surfaces used for active operations where the absence of such paving causes emission and transport of dust onto the Project Site;

          (b) Installation of wind fences to a height of not less than 20 feet with 50% porosity around areas of open storage and areas of active dust-generating uses causing emission and transport of dust onto the Project Site;

          (c) Use of storage silos, open-ended enclosures or water spray equipment for the outdoor storage and handling of materials, such as rock, concrete, soil, mineral substances, and similar materials, causing emission and transport of dust onto the Project Site;

          (d) Installation of enclosures or use of water or foam spray bars both above and below the belt surface of all conveyers used for loading and unloading materials, causing emission and transport of dust onto the Project Site; and

     3. Initiation of a reasonable, regularly scheduled sweeping program for the New Road Access to minimize accumulation of dust and dirt and/or installation of dust traps, wheel washers or other methods of minimizing the tracking of dust onto the Road Access Area and resulting emission and transport of dust onto the Project Site.

                                    EXHIBIT K
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063


NOTICE TO PACIFIC SHORES TENANTS, LESSEES, SUCCESSORS, ASSIGNS AND TRANSFEREES REGARDING CURRENT OR FUTURE USES OF ADJACENT RMC LONESTAR AND PORT PROPERTY

     Notice is hereby given to all tenants, lessees, successors, assigns and transferees of land or interest in land located within the Pacific Shores Center of the presence or potential future presence of maritime and industrial activities on RMC Lonestar and Port of Redwood City property west and adjacent to Pacific Shores Center. Recipients of this notice should be aware of the following:

     1. The RMC Lonestar property and parcels of port property adjacent to and west of Pacific Shores Center are shown on the map attached to this notice. The RMC Lonestar and Port properties are now devoted to, or will be developed for, maritime and industrial uses.

     2. These maritime and industrial uses are those which are permitted by the "Heavy Industry" General Plan designation and general industrial zoning of the City of Redwood City. These uses include, by way of example and not limitation, uses involving the receipt, transport, storage, handling, processing or management of aggregates, cement, concrete, asphalt, soil or other landscaping materials, recyclable metals and plastics, recyclable concrete and asphalt, chemicals, petroleum products, hazardous wastes, and similar materials, including indoor storage, mixing and handling of these materials.

     3. These uses may cause, on either a regular or intermittent basis, air emissions, including without limitation, dust and other particulates, odors, vibrations, loud noises, and heavy truck, rail or marine vessel traffic. These uses may have visual, aesthetic or other aspects that may be offensive or perceived as a nuisance by occupants of Pacific Shores Center.

                                    EXHIBIT L
                                       TO
                         PACIFIC SHORES DEVELOPMENT, LLC
                                      LEASE
                                       TO
                                  ARQULE, INC.,
                             a Delaware corporation
                                       as
                                     LESSEE
                                       for
                                    PREMISES
                                       at
                              PACIFIC SHORES CENTER
                             FIFTH FLOOR, BUILDING 8
                         REDWOOD CITY, CALIFORNIA 94063

                              RULES AND REGULATIONS

1. Lessee and Lessee's employees shall not in any way obstruct the sidewalks, entry passages, pedestrian passageways, driveways, entrances and exits to the Project or the Building, and they shall use the same only as passageways to and from their respective work areas.

2. Any sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the Common Area of the Project shall not be covered or obstructed by the Lessee. Water closets, urinals and wash basins shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers, food or other substance of any kind shall be thrown into them. Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor, which consent may be withheld in Lessor's sole discretion. The expense of repairing any breakage, stoppage or damage resulting from a violation of this rule shall be borne by Lessee.

3. No awning or shade shall be affixed or installed over or in the windows or the exterior of the Premises except with the consent of Lessor, which may be withheld in Lessor's discretion.

4. No boring or cutting for wires shall be allowed, except with the consent of Lessor, which consent may be withheld in Lessor's discretion.

5. Lessee shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the fire department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, jar, or tremor to the floors or walls, or which by its weight might injure the floors of the Premises.

6. Lessor may reasonably limit weight, size and position of all safes, fixtures and other equipment used in the Premises. If Lessee shall require extra heavy equipment, Lessee shall notify Lessor of such fact and shall pay the cost of structural bracing to accommodate it. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment shall be repaired at the expense of Lessee.

7. Lessee and Lessee's officers, agents and employees shall not make nor permit any loud, unusual or improper noises nor interfere in any way with other Lessees or those having business with them, nor bring into or keep within the Project any animal or bird or any bicycle or other vehicle, except such vehicle as Lessor may from time to time permit.

8. No machinery of any kind will be allowed in the Premises without the written consent of Lessor. This shall not apply, however, to customary office equipment or trade fixtures or package handling equipment.

9. All freight must be moved into, within and out of the Project only during such hours and according to such reasonable regulations as may be posted from time to time by Lessor.

10. No aerial or satellite dish or similar device shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of Lessor. Any aerial so installed without such written consent shall be subject to removal without notice at any time. Lessor may withhold consent in its sole discretion.

11. All garbage, including wet garbage, refuse or trash shall be placed by the Lessee in the receptacles appropriate for that purpose and only at locations prescribed by the Lessor.

12. Lessee shall not burn any trash or garbage at any time in or about the Premises or any area of the Project.

13. Lessee shall observe all security regulations issued by the Lessor and comply with instructions and/or directions of the duly authorized security personnel for the protection of the Project and all tenants therein.

14. Any requirements of the Lessee will be considered only upon written application to Lessor at Lessor's address set forth in the Lease.

15. No waiver of any rule or regulation by Lessor shall be effective unless expressed in writing and signed by Lessor or its authorized agent.

16. Lessor reserves the right to exclude or expel from the Project any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the law or the rules and regulations of the Project.

17. Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations or make such other and further reasonable rules and regulations as in Lessor's judgment may from time to time be necessary for the operation, management, safety, care and cleanliness of the Project and the Premises, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants of the Project. Lessor shall not be responsible to Lessee or the any other person for the non-observance or violation of the rules and regulations by any other tenant or other person. Lessee shall be deemed to have read these rules and have agreed to abide by them as a condition to its occupancy of the Premises.

18. Lessee shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

19. In the event of any conflict between these rules and regulations, or any further or modified rules and regulations from time to time issued by Lessor, and the Lease provisions, the Lease provisions shall govern and control.

20.  Lessor specifically reserves to itself or to any person or firm it selects,
     (i) the right to place in and upon the Project, coin-operated machines for the sale of cigarettes, candy and other merchandise or service, and (ii) the revenue resulting therefrom.